EXHIBIT 10.19.2


                                                                EXECUTION COPY




                                     SECOND


                              AMENDED AND RESTATED


                                CONTRACT BETWEEN


                      PANAMSAT INTERNATIONAL SYSTEMS, INC.


                                       AND


                            SPACE SYSTEMS/LORAL, INC.


                                       FOR


                                PANAMSAT PROGRAM






This document contains data and information proprietary to Space Systems/Loral and PanAmSat. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral and PanAmSat except as otherwise provided in accordance with the Non-Disclosure Agreement attached to this Contract.

                                TABLE OF CONTENTS

PREAMBLE        ..............................................................1

WITNESSETH      ..............................................................1

ARTICLE  1      DEFINITIONS; EFFECTIVENESS................................... 2
       1.1      Definitions...................................................2
       1.2      Effectiveness.................................................8

ARTICLE  2      SCOPE OF WORK.................................................9
       2.1      Definition....................................................9

ARTICLE  3      DELIVERY SCHEDULE............................................10

ARTICLE  4      PRICE....................................................... 11
       4.1      Delivery Price.............................................. 11
       4.2      Tariffs, Duties, and Taxes to be Paid by Contractor......... 12
       4.3      Tariffs, Duties, and Taxes to be Paid by Purchaser.......... 12
       4.4      Import of Contractor Owned Equipment........................ 12
       4.5      Foreign Launches............................................ 12
       4.6      Payment of Non-U.S. Tariffs, Duties, and Taxes.............. 13
       4.7      Other Tax Responsibilities.................................. 13
       4.8      Survival.................................................... 14

ARTICLE  5      PAYMENTS.................................................... 14
       5.1      Payment Plan................................................ 14
       5.2      Payment Schedule............................................ 14
       [******************].............................................. [***]
       5.4      Late Payment................................................ 16
       5.5      Invoices.................................................... 16
       5.6      Payment Bank................................................ 17
       [****************************************].........................[***]

ARTICLE  6      RESERVED.................................................... 20






[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE  7      PURCHASER FURNISHED ITEMS................................... 20
       7.1      Purchaser Furnished Items................................... 20
       7.2      Satellite Quarterly Reports................................. 21
       7.3      FCC Authorization........................................... 21
       7.4      Radio Frequency Coordination................................ 21

ARTICLE  8      CHANGES..................................................... 22
       8.1      Amendment................................................... 22
       8.2      Purchaser-Desired Changes................................... 22
       8.3      Change Order Process........................................ 22
       8.3A     Change Order Inquiries.......................................24
       8.4      Cost of Changes............................................. 25
       8.5      Permissive Changes.......................................... 25
       8.6      Corrective Measures in Unlaunched Satellites................ 26

ARTICLE  9      ACCESS TO WORK IN PROGRESS.................................. 27
       9.1      Work in Progress at Contractor's Plant...................... 27
       9.2      Work in Progress at Subcontractors' Plants.................. 27
       9.3      On-Site Facilities for Purchaser's Personnel................ 28
       9.4      Competition................................................. 28
       9.5      Interference with Operations................................ 28

ARTICLE  10     FINAL INSPECTION AND ACCEPTANCE OF SATELLITES............... 28
       10.1     Testing, Certificates....................................... 28
       10.2     Time, Place, and Notice of Inspection....................... 29
       10.3     Final Inspection............................................ 29
       10.4     Pending Waivers............................................. 29
       10.5     Purchaser's Inspection Agents............................... 30
       10.6     Inspection Results.......................................... 31
       10.7     Inspection Equipment and Facilities.  ...................... 31
       10.8     Repaired or Corrected Items................................. 31
       10.9     Post-Shipment Inspection.................................... 31
       10.10    Satellite Acceptance Procedure for Delivery to Launch Site.. 32
       10.11    Warranty Obligation......................................... 32

ARTICLE  11     RESERVED.................................................... 32

ARTICLE  12     RESERVED.................................................... 32

ARTICLE  13     SHIPMENT, DELIVERY, TITLE, RISK OF LOSS, AND CIP............ 32
       13.1     Satellites.................................................. 32
       13.2     Deliverable Items Other Than Satellites..................... 33
       13.3     Carriage and Insurance Paid................................. 33



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE  14     ORBITAL PERFORMANCE INCENTIVES.............................. 34
       14.1     Amount and Calculation of Orbital Performance Incentives.... 34
       14.2     Launch Vehicle Failures..................................... 43
       14.3     On-Board Redundancy......................................... 44
       14.4     Orbital Storage............................................. 44
       14.5     Temporary Outages........................................... 44
       14.6     Purchaser's Change to Inclined Orbit Operation.............. 45
       14.7     Satellite Failure........................................... 45
       14.8     Payments.................................................... 46
       14.9     Purchaser Operation of the Satellites....................... 46
       14.10    Access to In-Orbit Data and Measurements.................... 47
       14.11    Insurance................................................... 47
       [************************************************].................[***]
       [******************************************************]...........[***]

ARTICLE  15     WARRANTY PAYBACK............................................ 49

ARTICLE  16     WARRANTY.................................................... 49
       16.1     Terms and Period of Warranty................................ 49
       16.2     Repair or Replacement and Support Obligations............... 51
       16.3     Non-Warranty Issues (For other than Satellites)............. 53

ARTICLE  17     FORCE MAJEURE............................................... 54
       17.1     Definition.................................................. 54
       17.2     Notification................................................ 54
       17.3     Remedy Period/Termination................................... 55

ARTICLE  18     PURCHASER DELAY OF WORK..................................... 55

ARTICLE  19     PATENT INDEMNITY............................................ 56
       19.1     Indemnification............................................. 56
       19.2     Infringing Equipment........................................ 56
       19.3     Combinations and Modifications.............................. 57

ARTICLE  20     INDEMNITY - PERSONAL INJURY/PROPERTY DAMAGE................. 58
       20.1     Contractor's Indemnification of Purchaser................... 58
       20.2     Purchaser's Indemnification of Contractor................... 58

ARTICLE  21     TERMINATION FOR CONVENIENCE................................. 59
       21.1     Reimbursement of Contractor................................. 59
       21.2     Title Transfer and Disposition of Residual Property......... 60
       21.3     Termination Liability....................................... 61



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE  22     PENALTIES FOR LATE DELIVERY OF SATELLITES................... 61
       22.1     Schedule Penalties for Satellites .......................... 61
       22.2     Schedule Penalties for Additional Satellites ............... 62
       22.3     Notification of Delays, Consequence ........................ 63

ARTICLE  23     DEFAULT..................................................... 63
       23.1     Failure to Perform by Contractor............................ 63
       23.2     Termination Liability....................................... 67
       23.3     Contractor Termination...................................... 68

ARTICLE  24     RESERVED.................................................... 68

ARTICLE  25     ARBITRATION................................................. 69

ARTICLE  26     RESERVED.................................................... 70

ARTICLE  27     RESERVED.................................................... 70

ARTICLE  28     INTER-PARTY WAIVER OF LIABILITY............................. 70

ARTICLE  29     PAS-6 MASS INCENTIVES....................................... 70
       [********************************************].....................[***]
       [********************************************].....................[***]
       [************************************].............................[***]

ARTICLE  30     RESERVED.................................................... 76

ARTICLE  31     RESERVED.....................................................76

ARTICLE  32     RESERVED.................................................... 76

ARTICLE  33     RESERVED.................................................... 76











[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE  34     GROUND STORAGE OPTION........................................76
       34.1     Exercise of Option...........................................76
       34.2     Storage Location.............................................77
       34.3     Storage Prices...............................................77
       34.4     Payments.....................................................78
       34.5     Title and Risk of Loss.......................................78
       34.6     Notification of Intention to Launch a Previously Stored
                Satellite................................................... 79
       34.7     Orbital Performance Incentives.............................. 79
       34.8     Stored Satellite Refurbishment.............................. 79
       34.9     Storage Period.............................................. 80
       34.10    Terms and Conditions........................................ 80

ARTICLE  35     RESERVED.................................................... 80

ARTICLE  36     RESERVED.................................................... 81

ARTICLE  37     RESERVED.................................................... 81

ARTICLE  38     RESERVED.................................................... 81

ARTICLE  39     RESERVED.................................................... 81

[********************]................................................... [***]

ARTICLE  41     ADDITIONAL SATELLITE OPTION................................. 82
       41.1     Exercise of Option.......................................... 82
       41.2     Delivery Schedule........................................... 82
       41.3     Option Price................................................ 83
       41.4     Reserved.....................................................83
       41.5     Payment Plan.................................................83
       41.6     Terms and Conditions.........................................84

ARTICLE  42     DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION...........84

ARTICLE  43     RIGHTS IN DATA...............................................84
       43.1     Deliverable Data.............................................84
       43.2     Data Limitation..............................................85

ARTICLE  44     AUTHORITY OF PURCHASER REPRESENTATIVE........................85

ARTICLE  45     PUBLIC RELEASE OF INFORMATION................................86



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE  46     NOTICES......................................................86
       46.1     Written Notification.........................................86
       46.2     Change of Address............................................88

ARTICLE  47     STOP-WORK ORDER..............................................88
       47.1     Stop-Work Order..............................................88
       47.2     Resumption of Work...........................................88
       47.3     Stop Work Order Claims.......................................89

ARTICLE  48     GENERAL......................................................89
       48.1     Limitation of Liability......................................89
       48.2     Binding Effect; Assignment...................................91
       48.3     Severability.................................................92
       48.4     Waiver.......................................................92
       48.5     Gender; Captions.............................................93
       48.6     Relationships of the Parties.................................93
       48.7     Entire Agreement.............................................93
       48.8     Standard of Conduct..........................................94
       48.9     Construction.................................................94
       48.10    "Including"..................................................94
       48.11    Counterparts.................................................94
       48.12    Applicable Law...............................................95
       48.13    Survival.....................................................95

ARTICLE  49     ATTACHMENTS..................................................95

ARTICLE  50     ORDER OF PRECEDENCE..........................................96






Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                     SECOND
                              AMENDED AND RESTATED
                                    CONTRACT
                                       FOR
                                PANAMSAT PROGRAM

PREAMBLE

This Contract was originally entered into as of October 12, 1994 (the "Effective Date of Contract" or "EDC") between PanAmSat International Systems, Inc., formerly known as PanAmSat Corporation, a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at One Pickwick Plaza, Greenwich, Connecticut 06830 (hereinafter referred to as "Purchaser") and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as "Contractor"), and was amended and restated most recently on or about May 2, 1996.

This Second Amended and Restated Contract is executed on or about April 1, 1998, supersedes the original contract, as previously amended, and the materials referenced in the previous amended and restated version.

                                   WITNESSETH

WHEREAS, Purchaser desires to procure three (3) Satellites and certain services, and to acquire options for up to two (2) Additional Satellites from Contractor for use on this PanAmSat Program, and




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

WHEREAS, Contractor is willing to furnish such Satellites, and certain services as stated herein, in consideration of the price and other terms and conditions of this Contract, and

WHEREAS, Contractor and Purchaser have entered into an Operations Services Agreement, dated as of August 1, 1995.

WHEREAS, Contractor and Purchaser desire by entry into this Second Amended and Restated Contract to [*********************************************************
******************************].

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE 1         DEFINITIONS; EFFECTIVENESS
1.1      Definitions
The following terms shall have the meanings assigned to them in this Contract:

"Acceptance" with respect to Satellites shall be as defined in Article 10.10 hereof. "Additional Satellite" means the Satellite(s) defined and that may be ordered pursuant to Article 41 hereof.

"ARO" means After Receipt of Order.

"BLS" means the U.S. Bureau of Labor Statistics.

"BLS-3721" means the U.S. Bureau of Labor Statistics rate for the average aircraft hourly earnings, excluding lump sum payments.

"Carrier" shall have the meaning set forth in Article 13.1 hereof.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

"Change" shall have the meaning set forth in Article 8 hereof.

"Change Order" shall have the meaning set forth in Article 8 hereof.

"Change Order Request" shall have the meaning set forth in Article 8 hereof.

"Change Order Response" shall have the meaning set forth in Article 8 hereof.

"CIP" shall have the meaning set forth in Article 13.3 hereof.

"Contract" means this executed procurement instrument, its Attachments, Exhibits, and any amendments thereto, to which the Parties agree in writing.

"Contractor" means Space Systems/Loral, Inc.

"Conventional Delivery" means delivery of a Satellite to a Launch Site for Launch.

"Deliverable Data" or "Deliverable Documentation" shall have the meaning set forth in Exhibit A.

"Deliverable Items" means the Satellites, their applicable encryption keys required to be delivered by Contractor to Purchaser under this Contract and Deliverable Data.

"Delivery" for Deliverable Data or Deliverable Items other than Satellites shall occur upon acceptance as confirmed in writing by Purchaser as described in
Article 13.2 hereof, as applicable.

"Delivery" for Satellites shall be as defined in Article 13.1 hereof.

"Effective Date of Contract" or "EDC" means the date as of which this Contract is entered into by both Purchaser and Contractor as specified in the Preamble to this Contract.

"FCC" means the Federal Communications Commission or any successor agency or governmental authority.

"Force Majeure" shall have the meaning set forth in Article 17 hereof.

"Forwarding Agent" shall have the meaning set forth in Article 13.1 hereof.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

"Ground Storage" of a Satellite means a condition where a Satellite or its component parts are secured in a controlled environment for preservation on the ground.

"In-Orbit Testing" or "IOT" means the testing of a Satellite after Launch as more fully described in Exhibit D, Program Test Plan.

"Initial Phase of this Contract" means the first nine (9) months following the Effective Date of Contract (EDC) for PAS-6, until June 1, 1996 for PAS-7, and until October 1, 1996, PAS-8, and nine months ARO for any Additional Satellite.

"IOT Payment" has the meaning set forth in Article 5.2.2.

"Launch" of a Satellite means the point in time when the launch crew intentionally ignites the propellant system of the launch vehicle for purposes of causing its lift-off from the launch pad.

"Launch Agency" means that organization which is responsible for the Launch Site and conducting the Launch of a Satellite.

"Launch Services" means those services, in support of a Launch provided by a Launch Agency.

"Launch Services Agreement" means the contract(s) between Purchaser and a Launch Agency which provides for Launch of the Satellites.

"Launch Site" means the location which will be used by a Launch Agency for purposes of launching a Satellite.

"Launch Support" or "Launch Support Services" means those Contractor provided services, pursuant to Exhibit A, Statement of Work hereto, in support of a Launch by a Purchaser provided Launch Agency.

"Launch Vehicle" means an expendable launch vehicle or such other launch vehicle used for the Launch of a Satellite.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

"Major Participant" shall have the meaning set forth in Article 40 hereof.

"Mission Operations Support Services" means the services, including orbit raising of a Satellite and In-Orbit Testing (IOT) of a Satellite pursuant to Exhibit A, Statement of Work hereto, in support of mission operations.

"Non-Disclosure Agreement" means the Non-Disclosure Agreement in the form of Attachment C hereto.

"Operations Services" means those operations related services provided in support of a Satellite mission which occurs subsequent to completion of IOT, as described in that certain Operations Services Agreement, dated as of August 1, 1995.

"Operations Services Agreement" means the agreement, dated as of August 1, 1995, between Contractor and Purchaser.

"Orbital Performance Incentive Period" means the 5478 consecutive days commencing on the day following the completion of In-Orbit Testing for each Satellite, except that if PAS-7 or PAS-8 is launched on an Atlas Launch Vehicle the orbital performance incentive period is 5113 consecutive days for such Satellite(s) so launched.

"Orbital Performance Incentives" means monies earnable by Contractor based on performance of each Satellite in-orbit, as may be adjusted pursuant to Article 14 hereof.

"Orbital Storage" means any period of time of intentional non-use by Purchaser of a Satellite that has been Launched and is capable of performing in accordance with Exhibit B or Exhibit B-1, as applicable.

"Party" or "Parties" means Purchaser and/or Contractor who are the principals to this Contract.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

"PAS-6" means the Satellite that was constructed by Contractor for Purchaser under this Contract and which was intended to conform with Exhibit B, Performance Specification.

"PAS-7" means the Satellite designated in this Contract as PAS-7 that is now under construction by Contractor and that is intended to conform with Exhibit B-1, Performance Specification.

"PAS-8" means the Satellite designated in this Contract as PAS-8 that is now under construction by Contractor and that is intended to conform with Exhibit B-1, Performance Specification.

"Payment Plan" means the payment plans attached hereto as Attachment A.

"Performance Specification" means the applicable performance specifications attached hereto as Exhibit B or Exhibit B-1.

"PMO" means Program Management Office.

"Price" shall have the meaning set forth in Article 4.1 hereof.

"Program Test Plan" means the Satellite Program Test Plan attached hereto as Exhibit D.

"Purchaser" means PanAmSat International Systems, Inc.

[*****************************************************************]

"Restricted Company" shall have the meaning set forth in Article 40 hereof.

"Restricted Enterprise" shall have the meaning set forth in Article 40 hereof.

"Resurrected Transponder" shall have the meaning set forth in Article 14.1.4 hereof.

"Satellite" means a communications satellite which is manufactured by Contractor and Delivered to Purchaser pursuant to this Contract.

"Satellite Anomaly" shall have the meaning set forth in Article 7.2 hereof.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

"Satellite Operations Training" shall have the meaning set forth in Exhibit A.

"Satellite Failure" means (i) a Satellite that has a Service Life that, at any point in time, is predicted, pursuant to Article 14.10, to be less than one half of the Orbital Performance Incentive Period for the applicable Satellite, including the number of years that have already occurred since the date of completion of In-Orbit Testing or (ii) a Satellite that, at any point in time, has fewer than fifty percent (50%) of its Transponders which meet the criteria of Exhibit B or Exhibit B-1, as applicable, hereof, or (iii) (a) a Satellite that is predicted, pursuant to Article 14.10, at any time to be capable of earning less than one-half of the available Orbital Performance Incentive, measured from the date that In-Orbit Testing is completed had the Satellite performed in accordance with the Performance Specification for the full Orbital Performance Incentive Period (but without regard to Article 14.12), and (b) that is no longer commercially operated by Purchaser.

"Service Life" means the in-orbit useful life of a Satellite.

"Statement of Work" or "SOW" means the statement of work attached hereto as Exhibit A.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
***********************]

"Terminated Launch" shall have the meaning set forth in Article 13 hereof.

"Transponder" means a unique transmission path through a Satellite including receive antenna, filters, receiver/downconverter, input/output multiplexers, power amplifier, transmit antenna, and other related equipment.

"TT&C" means Telemetry, Tracking and Command.

"TWT" means travelling wave tube.

"Warranty Payback" means the method of repayment by Contractor to Purchaser of unearned Orbital Performance Incentives pursuant to Article 15 hereof.


1.2      Effectiveness

During the Initial Phase of this Contract, as to each of the applicable Satellite(s), Contractor shall engage in certain preliminary design activities and, to the extent that it has not done so already, secure the availability of certain long-term lead items. Actual construction of the Satellites shall not commence until requested, in writing, by Purchaser.

If Purchaser delays the start or continuation of construction after this Initial Phase, the Parties agree to negotiate in good faith the appropriate changes in accordance with Article 8, hereof.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 2       SCOPE OF WORK

2.1      Definition

Contractor shall provide the necessary personnel, material, services, and facilities to: manufacture, test, and Deliver to Purchaser three (3) Satellites meeting the technical specifications set forth in the applicable Exhibits listed below; to transport the Satellites to their designated Launch Site(s); to prepare for and provide Launch Support Services, Mission Operations Support Services including In-Orbit Testing for each Satellite; to provide the Deliverable Data and applicable encryption keys associated with each Satellite; to perform Satellite Operations Training; and to perform its other obligations under this Contract in accordance with and as more particularly described in the following Exhibits, which are attached hereto and made a part hereof:

2.1.1 Exhibit A, Statement of Work (SOW), dated March 23, 1998, SS/L-E046170-02, Rev 7.

2.1.2 Exhibit B, (PAS-6) Satellite Performance Specification, dated 29 April, 1997, SS/L-E046170-03, Rev 4.

2.1.3 Exhibit B-1, (PAS-7, PAS-8 ) Satellite Performance Specification, dated March 11,1998 (B-1), Rev 3, SS/L-E046170-03.

2.1.4 Exhibit C, Product Assurance Program Plan, dated 20 March, 1997, SS/L-TP94018-04, Rev 1.

2.1.5 Exhibit D, Rev 1, Program Test Plan, dated 25 October 1996,
SS/L-E046170-05, Rev 2.






Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 3         DELIVERY SCHEDULE

Contractor shall Deliver the Satellites to their applicable Launch Site as follows: (i) no later than November 10, 1996 for PAS-6; (ii) no later than July 27, 1998, for PAS-7, and (iii) no later than August 17, 1998, for PAS-8, in each case early enough as necessary to support a launch within four weeks after Delivery for an Arianespace or Atlas launch or forty (40) days after Delivery for a Proton launch. In each case, the Delivery date may be delayed by Purchaser to such later date as Purchaser may specify in coordination with the applicable Launch Agency but in no event may Purchaser specify a Delivery date that is later than six (6) additional months for any Satellite. Delivery shall be performed in accordance with Article 13 and Exhibit A. Purchaser shall notify Contractor of the intended launch sites(s) no later than six (6) months prior to the scheduled Delivery date of each Satellite ("D-6") as provided above; provided further that the Launch Agency agrees to proceed in the amount of time allowed. Any changes of a Launch Site after D-6 for the applicable Satellite shall be treated as a requested change under Article 8.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]

ARTICLE 4         PRICE

4.1      Delivery Price

Subject to Articles 5, 8, 14, and 15, the Price to be paid by Purchaser to Contractor for the Satellites described in Article 3 hereof, including all Satellite work described in Article 2 and Exhibits A, B, B-1, C, and D hereof is [*************************************** **********************************]
for PAS-6; [*******************************************************************
*******************] for PAS-7; and [******************************************
******* **************] for PAS-8, for a total of [****************************
****************************************************************]. The price(s)
for certain additional optional items that Contractor has agreed to make available to Purchaser are set forth in the Article describing the option.








[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

4.2      Tariffs, Duties, and Taxes to be Paid by Contractor

Taxes, tariffs, duties, or other charges levied by any U.S. taxing authority on the goods, equipment, materials or effort covered by this Contract and taxes, tariffs, duties and [**********************************************************
*******************************************************************] shall be paid by Contractor.

4.3      Tariffs, Duties, and Taxes to be Paid by Purchaser

Purchaser shall be responsible for payment of all custom duties, import charges, sales taxes, excise taxes, property taxes, gross receipt taxes, turnover taxes, added value taxes, and any other duties, charges or taxes levied by any non-U.S. taxing authority, where Contractor is required to perform work relative to the sale, importation, or operation of Deliverable Items including Deliverable Data [***************************************************************]

4.4      Import of Contractor Owned Equipment

Purchaser shall be responsible for the payment of all taxes, duties, and other charges referred to in Article 4.3 hereto, relative to the importation to non-U.S. sites, [***********************************] of Contractor-owned equipment required to accomplish Contractor's technical services or other effort performed under this Contract.

4.5      Foreign Launches

Purchaser will make any necessary import arrangements in sufficient time with the appropriate Launch Agency and other authorities concerned [**************** ********]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[*************************************************************] pay such charges, tariffs, duties, and taxes directly to the taxing authority, or to obtain exemptions therefor, so that Contractor's work performance is not impaired and Purchaser shall provide Contractor with any evidence of payment or tax exemption that is available.

4.6      Payment of Non-U.S. Tariffs, Duties, and Taxes

In the event that either Party is required to pay or withhold any taxes, duties or other charges imposed in connection with this Contract, which, under the terms of this Contract should be paid by the other Party, the other Party shall upon request of former, within thirty (30) days of invoice and receipt of appropriate documentation, provide reimbursement for such payments made on its behalf.

4.7      Other Tax Responsibilities

Each Party shall be responsible for its own income tax and shall use all reasonable efforts to cooperate with the other, consistent with applicable legal requirements, to minimize the burdens of tax, duties, and other charges identified in this Article 4 or as otherwise related to this Contract. In addition, in the event of a Proton Launch, Purchaser shall first seek payment of the taxes, duties, and other charges identified in Articles 4.2, 4.3, 4.4, and
4.5 from the Launch Agency; provided that if such payment is not timely made or received it shall be Contractor's responsibility to provide payment per Article 4.2, 4.5 or 4.6 above, as applicable.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

4.8    Survival

The provisions of this Article shall survive the expiration, completion, or termination of this Contract.

ARTICLE 5         PAYMENTS

5.1      Payment Plan

Payment by Purchaser to Contractor of the Prices set forth in Article 4 hereof shall be in accordance with the Payment Plans set forth in Attachment A hereto in United States currency. In the event that Purchaser exercises any of the options under this Contract, Purchaser shall make payments for such options in accordance with the applicable Payment Plan(s) which are subsets of Attachment A hereto.

5.2      Payment Schedule

5.2.1  Time Payments

An initial time payment is due at October 14, 1994, per Payment Plan, Attachment A, hereto. All subsequent time payments due from Purchaser shall be due in accordance with the Payment Plans provided in Attachment A, hereto.

5.2.1.1 [**********************]

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*****************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[****************************************************]

[******************************************************************************
*******************************************************************************
******************************************************************************]

5.2.2  Completion of IOT or Satellite Loss or Failure

For each Satellite, payment due Contractor from Purchaser upon completion of In-Orbit Test or Satellite Failure or other loss of or damage to a Satellite after Launch (the "IOT Payment") shall be due thirty (30) days after submission of an invoice by Contractor but no earlier than specified in Attachment A.

5.2.3  Orbital Performance Incentives

For each Satellite, Orbital Performance Incentives earned by Contractor and due from Purchaser pursuant to Article 14, hereof, shall be due thirty (30) days after submission of an invoice by Contractor but no earlier than specified in
Article 14.

5.2.4  Non-warranty Payments

Non-warranty payments due Contractor from Purchaser, upon completion of non-warranty work per Article 16.3, shall be due thirty (30) days after submission of an invoice by Contractor together with all necessary documentation evidencing that non-warranty work has been completed.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

5.3      [**************]

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***************************************************************************]

5.4      Late Payment

In the event that any payment is not made within five (5) days of the due date, the party owing said payment shall be liable to pay the other interest at the rate of [**********************] per annum on the unpaid balance (from the date due and without regard to the five (5) day grace period) until such time as payment is made by the owing party.

5.5      Invoices

Time payments due Contractor, except the initial payment due at EDC, shall be effected by Contractor's submission of an invoice to Purchaser not less than 30 days in advance of the payment due date. The IOT Payments shall be effected by Contractor's submission of invoice(s) which, except in the event of a Satellite Failure or loss prior to IOT completion, include the necessary documentation evidencing that IOT has been completed. Non-warranty payments due Contractor shall be effected by Contractor's submission of an invoice by Contractor together with all necessary documentation



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

evidencing that non-warranty work has been completed. Invoices (Original plus one (1) copy) shall be submitted to Purchaser at the following address:

PanAmSat International Systems, Inc.
One Pickwick Plaza
Greenwich, CT  06830
Attn: Contract Administrator

or to such other address as Purchaser may specify from time to time in writing to Contractor.

5.6      Payment Bank

All payments to Contractor from Purchaser shall be in U.S. currency and shall be made by electronic funds transfer (EFT) to the following account:

                            SPACE SYSTEMS/LORAL, INC.
                            ACCOUNT NO. 75-69165
                            BANK OF AMERICA, NT & SA
                            CHICAGO, ILLINOIS
                            ABA #071-000-039

         or other such accounts as Contractor may specify from time to time in writing to Purchaser.

[******************************************]
[******************************************************************************
********]
         [*********************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
******************************************************************************]

         [*********************************************************************
*********************************************]

                  [************************************************************
*****************************************]
                  [************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**************************************************]
                  [************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************]

        [**********************************************************************
**********************************************]
                  [************************************************************
*********]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                  [************************************************************
[******************************************************************************
***********************************************************]

         [*********************************************************************
*************************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***************************]
                  [************************************************************
*******************************************************************************
*****************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***************************]

ARTICLE 6       RESERVED

ARTICLE 7       PURCHASER FURNISHED ITEMS

7.1      IOT Support

Contractor and Purchaser each acknowledges that the in orbit testing ("IOT") for PAS-6 is complete and neither party owes the other any payment in connection therewith.[********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

7.2      Satellite Quarterly Reports

In the event that Contractor does not provide Operations Services for any Satellite Delivered to Purchaser, Purchaser shall provide to Contractor, no less frequently than quarterly during the life of the Satellites, an informal letter report which shall describe the general health and operating status of the Satellites and specifically identify any defined Satellite Anomalies. For the purpose of this Article 7, a Satellite Anomaly means any on-orbit occurrence that has a material impact on the life, health or performance of a Satellite that is known by Purchaser and was not anticipated in the Satellite Orbital Operation Handbook delivered to Purchaser pursuant to Annex 1 of Exhibit A, SOW.

7.3      FCC Authorization

Purchaser shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations and reports with the Federal Communications Commission (FCC) (or successor agency) to obtain the authority to construct and Launch the Satellite(s); provided, however, that Contractor shall render technical assistance to Purchaser, as may be reasonably requested, in connection with such filings.

7.4      Radio Frequency Coordination

Purchaser is responsible for radio frequencies coordination, or the preparation of filings for International Telecommunication Union Radiocommunication Bureau, formerly the International Frequency Registration Board (ITU/IFRB) registration or FCC requirements; provided, however, that Contractor shall render technical assistance to Purchaser and its designees as may be reasonably requested in connection with their filings with the FCC or other governmental agencies including in connection with ITU



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

filings and in connection with the coordination of the Satellite(s) with other governmental bodies or non-governmental entities.


ARTICLE 8         CHANGES

8.1      Amendment

Any amendment, modification or change to this Contract, including those that may arise under Article 8, shall become effective only upon the execution in writing by the Parties of an amendment to this Contract setting forth such amendment, modification or change. Changes made in accordance with this Article 8, (exclusive of Article 8.6) shall be deemed to be incorporated into Exhibit B or Exhibit B-1, as applicable, to reflect the desired change.

8.2      Purchaser-Desired Changes

Purchaser may request one or more changes in the work to be performed under this Contract (a "Change") at any time, and from time to time, pursuant to the "Change Order Process" described below. The Change Order Process shall not apply to changes made pursuant to Article 8.5 or Article 8.6.

8.3      Change Order Process

Purchaser shall request a Change by submitting a written "Change Order Request" signed by an authorized representative of Purchaser, pursuant to Article 44 hereof, to Contractor. The Change Order Request shall direct Contractor either
(i) to implement the Change only after Purchaser accepts or conditionally accepts Contractor's "Change Order Response" (as defined below), or (ii) to implement the Change immediately, in which event Purchaser must either accept or conditionally accept Contractor's Change Order Response.




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

If the Change Order Request will not result in any additional cost or any delay in Delivery or have any adverse effect on the Satellite(s), Contractor shall immediately implement the Change Order Request and shall so notify Purchaser.

In all other cases, Contractor shall provide a "Change Order Response" to Purchaser as soon as practical and in all events within thirty (30) days of receiving a Change Order Request, or as otherwise agreed to by the Parties. The Change Order Response shall specify (i) any change in the price for a Satellite,
(ii) any change in the Delivery date for a Satellite or any other milestone,
(iii) any change in the scope of the Operations Services Agreement and (iv) any other change in this Contract, the Attachments, or the Exhibits necessary to accommodate the Change Order Request. Changes in the price shall be determined in accordance with Article 8.4; changes in a Delivery date or any other milestone shall be limited to those delays reasonably necessary to accommodate the Change. The Change Order Response shall document any additional costs, reasons for delay, or other changes contained in the Change Order Response.

Purchaser shall accept, reject, or conditionally accept the Change Order Response as soon as practical and in all events within thirty (30) days of receiving the Response or as otherwise agreed to by the Parties. If Purchaser accepts the Change Order Response, Contractor shall immediately implement the Change Order Request and this Contract shall be modified to reflect the new price, Delivery date, other milestones, and other change(s) set forth in the Change Order Response. If Purchaser rejects the Change Order Response, the Change Order Request shall be null and void and the Parties shall continue to perform their obligations as if such Change Order Request had not been made. If Purchaser conditionally accepts the Change Order Response, Contractor shall



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

immediately implement the Change Order Request, Purchaser shall modify its payments in accordance with Article 8.4 to reflect any change in the price set forth in the Change Order Response, and the Parties shall arbitrate any dispute(s) regarding the Change Order Response in accordance with Article 25. Pending resolution, Contractor shall not be subject to default based on its conformity with any conditionally accepted Change Order Response. At the conclusion of the arbitration, this Contract shall be modified to reflect the new price, Delivery date, other milestones, and other change(s) set forth in the arbitrators' decision and, if the new price is less than the price specified in the Change Order Response, Contractor shall, within ten (10) business days, refund to Purchaser the difference between the amount paid by Purchaser pursuant to the Change Order Response and the amount that would have been paid by Purchaser pursuant to the arbitrators' award, with interest at the rate of [**********************] per annum from the date of each overpayment to the date of refund.


8.3A     Change Order Inquiries.

It is understood that Purchaser may also make inquiries of Contractor as to the feasibility, cost, and timing of changes that are under consideration. In addition to Purchaser's authorized representatives under the Contract, such inquiries may be submitted by Purchaser's Chief Scientist, Vice President for Engineering, or other individuals designated by Purchaser for this purpose. Contractor shall commence



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

analysis of such inquiries no later than the next business day following receipt, shall respond to such inquiries as soon as practical, and in all events shall make a preliminary written response that addresses the feasibility of approach, basic engineering solution, estimated cost, and estimated time delay in construction to implement, if any, within ten (10) days of receiving the inquiry, and, unless told not to proceed further, Contractor shall make a "Change Order Response" (subject in all cases to written acceptance by Purchaser through Purchaser's authorized representatives under the Contract) no later than thirty (30) days after the initial inquiry unless Purchaser agrees to a later date.

8.4      Cost of Changes

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********************]

8.5      Permissive Changes

[*******************************************************]
         [*********************************************************************
*******************************************************************************
*********************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         [*********************************************************************
*******************************************************************************
*******************]
         [*********************************************************************
*******************************************************************************
****************************]
         [*********************************************************************
*******************************************************************************
*******************************************************************************
****************************************]

8.6      Corrective Measures in Unlaunched Satellites

To the extent that data, from this or another satellite manufacturer that uses the same relevant components, is available and known to Contractor and indicates that the performance of a Satellite is reasonably likely to depart from that specified in Exhibit B or Exhibit B-1, as applicable, or if Contractor otherwise identifies any anomalies in the generic design of a Satellite, Contractor shall promptly notify Purchaser of the deficiency or anomaly and consult with Purchaser regarding appropriate corrective measures to eliminate such deficiency or anomaly. At its sole cost, Contractor shall take appropriate corrective measures in all unlaunched Satellites ordered under this Contract so as to eliminate such deficiencies or anomalies. Contractor's performance of its obligations under this Article 8.6 shall in no way relieve it of the obligation for the Satellites to meet the specifications set forth in Exhibit B or Exhibit B-1, as applicable.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 9         ACCESS TO WORK IN PROGRESS

9.1      Work in Progress at Contractor's Plant

For Purchaser's purpose of evaluating the quality and progress of Contractor's performance of work, a limited number of Purchaser's personnel and consultants shall be allowed to observe, on a non-interference basis, work being performed at the system level and above for the Satellite(s) and other Deliverable Items at Contractor's plant. Such observation shall occur during normal working hours and during other hours that are reasonable under the circumstances. For purposes of scheduling meetings and program reviews between Purchaser's and Contractor's personnel, Purchaser shall coordinate with Contractor reasonably in advance of such meetings or program reviews.

9.2      Work in Progress at Subcontractors' Plants

To the extent permitted by Contractor's major subcontractors (for the purpose of this Article 9.2, major subcontractors shall be limited to those supplying services or goods valued in excess of [********************************] in connection with any Satellite), Contractor shall allow Purchaser's personnel and consultants access to work being performed pursuant to this Contract in subcontractors' plants for the purpose of observing the quality and progress of a subcontractor's performance of work, subject to the right of Contractor to accompany Purchaser on any visit to a subcontractor's plant. Contractor will use its best efforts in subcontracting to obtain permission for such access to subcontractors' facilities as described in this Article 9.2.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

9.3      On-Site Facilities for Purchaser's Personnel

For the purpose of monitoring the progress of this Contract, Contractor shall provide office facilities for a limited number of resident Purchaser personnel (or its duly appointed consultants subject to prior approval of Contractor) during the period of performance for this Contract including the period covered by the exercise of any option for an Additional Satellite provided pursuant to
Article 41 hereof. The office facilities to be provided shall include a reasonable amount of office space, office furniture, regular parking facilities, local telephone service, and access to copy and facsimile machines.

9.4      Competition

Purchaser's consultants shall not be currently employed by companies or entities which are in direct competition with Contractor to produce items such as those being manufactured hereunder. Purchaser shall formally advise Contractor of the names, title/function, business relationship, and employer of its intended consultants and arrange for these consultants to execute a confidentiality agreement directly with Contractor substantially the same as the Non-Disclosure Agreement attached hereto as Attachment C.

9.5      Interference with Operations

Purchaser shall exercise its rights to observe work in progress under this
Article 9 so that it does not unreasonably interfere with Contractor's normal business operations or Contractor's performance of its obligations under this Contract.

ARTICLE 10        FINAL INSPECTION AND ACCEPTANCE OF SATELLITES

10.1     Testing, Certificates



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Contractor shall perform the tests and reviews specified in Exhibits A and D and give reasonable advance notice to Purchaser to allow Purchaser the opportunity to observe tests and reviews and receive test results. Prior to final inspection by Purchaser and requesting Acceptance, Contractor shall certify that the applicable Satellite meets Exhibit B or Exhibit B-1, as applicable, except as to any deviations for which a specific waiver has been requested by Contractor as provided below.

10.2     Time, Place, and Notice of Inspection

With respect to each Satellite, a final inspection shall take place in Palo Alto at a date and time mutually agreeable to the Parties.

10.3     Final Inspection

Inspection results shall be reviewed in accordance with Exhibit A, Para 2.2.3. The purpose of this Satellite final inspection is to review the test data, which resulted during acceptance testing and analyses, to determine whether the completed Satellite conforms to the standards and requirements of Exhibit B or Exhibit B-1, as applicable, as amended per Article 10.4.

10.4     Pending Waivers

Waivers for deviations from Exhibit B or Exhibit B-1, as applicable, for Satellites to be Delivered hereunder shall be submitted to Purchaser promptly as and when they occur. Any waivers still pending at the time of final inspection shall be presented to Purchaser at the commencement of the final inspection. Purchaser shall not be required to approve any waivers, but Purchaser shall not unreasonably withhold its consent to any waiver request. The Parties shall negotiate mutually agreeable consideration for those waivers that are approved by Purchaser. In the event that reasonable consideration for



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

any waiver(s) is not mutually agreed to by the Parties, Purchaser may grant waiver(s) (thereby allowing Acceptance of the Satellite(s) to occur), which waiver shall not constitute a waiver of the dollar value dispute associated with it, and submit the dispute to be resolved in accordance with Article 25, provided that Purchaser may not submit any waiver dispute to arbitration for an amount in which the Parties differ by more than [*******************************] as to the appropriate reduction, if any, in the price in consideration of such waiver. Exhibit B or Exhibit B-1, as applicable, as modified by any waivers approved by Purchaser, shall constitute the performance baseline of the applicable Satellite for purposes of Acceptance.

10.5     Purchaser's Inspection Agents

Purchaser may, upon giving prior notice to Contractor, cause any agent(s) designated by Purchaser to conduct such final inspection in whole or in part; provided, however, that such agent(s) will not be currently employed by companies or entities which are in direct competition with Contractor to produce items such as those being manufactured hereunder. Purchaser shall formally advise Contractor of the names, title/function, business relationship and employers of its intended agents and arrange for these agents to execute a confidentiality agreement directly with Contractor substantially the same as the Non-Disclosure Agreement attached hereto as Attachment C.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

10.6     Inspection Results

Upon completion of final inspection, Purchaser shall promptly notify Contractor of the results thereof in writing. If the results show that a Satellite conforms with Exhibit B or Exhibit B-1, as applicable, as modified as provided above, written notice of Acceptance of a Satellite shall be provided by Purchaser in accordance with Article 10.10 hereof. In the event Contractor receives a notice of rejection from Purchaser for a Satellite, Contractor shall, if it is so directed to do so by Purchaser, correct or repair the Satellite and submit it for reinspection by Purchaser.

10.7     Inspection Equipment and Facilities.

Contractor shall make available to Purchaser or its agents such equipment and facilities as Purchaser may reasonably require to conduct any final inspections. All expenses in connection with such assistance, as well as transportation to and from the inspection site, any and all losses resulting from any deterioration, wear and tear, and damage in the process of any final inspection, and any other expenses and losses incurred due to implementation of such final inspections shall be borne by Contractor, except for such expenses and losses that may be incurred due to any willful or negligent act by Purchaser. All expenses that may be required for Purchaser to dispatch its personnel for final inspections, including travel and living expenses, shall be borne by Purchaser.

10.8     Repaired or Corrected Items

The provisions of this Article 10 shall apply to a Satellite that is repaired or corrected hereunder.

10.9     Post-Shipment Inspection



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Contractor shall conduct a Satellite post-shipment inspection at the launch site following Delivery of Satellites in accordance with Exhibit A, Paragraph 2.2.3.2.

10.10    Satellite Acceptance Procedure for Delivery to Launch Site

Each Satellite ordered hereunder will be finally inspected as provided in this
Article 10 and subject to Acceptance by Purchaser at Contractor's Palo Alto facility prior to Delivery of Satellite. Upon completion of Purchaser's final inspection of a Satellite following satisfactory completion of acceptance testing by Contractor, Purchaser shall provide written notice to Contractor of its Acceptance of the Satellite ("Acceptance").

10.11    Warranty Obligation

In no event shall Contractor be released from any of its warranty obligations as set forth in Article 16 hereof as a result of any Satellite having successfully passed the Acceptance inspection set forth in this Article 10.

ARTICLE 11        RESERVED

ARTICLE 12        RESERVED

ARTICLE 13        SHIPMENT, DELIVERY, TITLE, RISK OF LOSS, AND CIP

13.1     Satellites

Risk of loss and title to each Satellite shall pass from Contractor to Purchaser upon Launch, provided that if the intentional ignition is followed by a shut down of the engines of the Launch Vehicle so that a subsequent launch may be attempted (a "Terminated Launch") and at such time that the launch pad is declared safe by the Launch Agency, the title and risk of loss shall return to Contractor until another



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Launch; with the understanding by the Parties that the cost of any repairs and retest efforts that may be necessitated by the Terminated Launch up to the point that the risk of loss is returned to Contractor shall be borne by Purchaser. Contractor shall have no financial risk or penalty resulting from loss of or damage to a Satellite after Launch except as provided in Articles 8.6, 14, 15, and 48.1. For each Satellite, Delivery shall occur at the time the Satellite arrives at the Launch Site. (Without limitation of the Parties' other obligations under this Contract, it is acknowledged and agreed that Delivery requires that a Satellite be shipped out of California by Contractor's own facilities or by a "carrier," custom's broker, or "forwarding agent" for shipment to an out of state point. As used above, the term "carrier" means a person or firm regularly engaged in the business of transporting for compensation tangible personal property owned by other persons, and includes both common and contract carriers; and the term "forwarding agent" means a person or firm regularly engaged in the business of preparing property for shipment or arranging for its shipment.) Contractor shall provide a bill of sale in form and substance satisfactory to Purchaser, including a warranty of good and marketable title to each Satellite, free and clear of any claims, security interests, liens, and encumbrances.

13.2     Deliverable Items Other Than Satellites

Risk of loss and title to all Deliverable Items (other than Satellites) shall pass from Contractor to Purchaser upon acceptance by Purchaser. With the exception of Deliverable Data, acceptance of Deliverable Items shall be confirmed in writing by Purchaser. Delivery of all Deliverable Items shall occur upon acceptance and delivery of a bill of sale in form and substance acceptable to Purchaser, including a warranty of good and marketable title to such Deliverable Items, free and clear of any claims, security interests, liens, and encumbrances.




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

13.3     Carriage and Insurance Paid

The Carriage and Insurance Paid ("CIP") for all deliverable hardware items specified herein shall be at the location where title passes. All Deliverable Data and documentation specified in Article 3 hereof and in Annex 1 of Exhibit A shall be delivered CIP, Purchaser's designated U.S. delivery sites. Reference to CIP shall not be deemed to override any provision of this Contract in which the rights and obligations of Contractor and Purchaser are otherwise specified.

ARTICLE 14        ORBITAL PERFORMANCE INCENTIVES

14.1     Amount and Calculation of Orbital Performance Incentives

14.1.1   Generally

Purchaser shall pay Contractor Orbital Performance Incentives of up [**********
*******************************************************************************
*********************************************************] (all subject to any increase pursuant to Article 8) which shall be calculated in accordance with
Article 14. Except as provided below, the Orbital Performance Incentives for each Satellite shall be payable in equal monthly installments over the fifteen
(15) year period (or in the case of PAS-7 or PAS-8, 14 years if an Atlas Launch is employed) commencing on the day following the completion of In-Orbit Testing (the "Orbital Performance Incentive Period") for each Satellite. The amount payable by Purchaser hereunder shall be adjusted downward as



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

set forth in Article 14.1.3 in the event that a Satellite or any Transponder fails to operate in accordance with the specifications set forth in Exhibit B or Exhibit B-1, as applicable, or is predicted not to perform through the end of the Orbital Performance Incentive Period. If a Satellite is a Satellite Failure, no Orbital Performance Incentives shall be due for such Satellite. The first day of the Orbital Performance Incentive Period for each Satellite shall be deemed to commence at midnight Greenwich Mean Time on the first day after completion of IOT and such day shall last for twenty-four (24) hours. Purchaser may, at its option, prepay any or all of the Orbital Performance Incentives for any Satellite at any time and from time to time in accordance with Article 14.1.4. Any prepaid Orbital Performance Incentives shall be subject to repayment under
Article 15.

14.1.2   Payment Over Orbital Performance Incentive Period

If Purchaser elects not to prepay the Orbital Performance Incentives, such incentives, shall be payable as follows: in equal monthly installments[********
*******************************************************************************
*******************************************************************************
******************************************************************************]
These amounts include imputed interest at the rate of [*******************] per annum simple interest. If the Orbital Performance Incentives or related payment periods are recalculated for any reason (including in the case of Purchaser's prepayment or a failure of a Transponder to meet the specifications set forth in Exhibit B or Exhibit B-1, as applicable, or a loss of Satellite life), the amounts payable by Purchaser shall be recalculated to reflect such imputed interest element. The amounts



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

specified above shall be adjusted upward to reflect any additional Orbital Performance Incentives payable pursuant to Article 8. Except for an Atlas Launch of PAS-7 or PAS-8, the amount of the adjustment, based on a fifteen (15) year Satellite Service Life, shall equal [**************************] for PAS-7 or PAS-8, where n equals the total amount of additional Orbital Performance Incentives payable pursuant to Article 8. For an Atlas Launch for either or both of PAS-7, PAS-8, the amount of the adjustment, based on a fourteen (14) year Satellite Service Life, shall equal [***************************] where n equals the total amount of additional Orbital Performance Incentives payable pursuant to Article 8.

14.1.3   Recalculation in the Event of a Transponder Failure .

The amount due hereunder shall be adjusted downward on a pro rata basis in the event the number of Transponders performing in accordance with the specifications set forth in Exhibit B or Exhibit B-1, as applicable, is less or predicted to be less in the case of a loss of Satellite life than the following:

[********]
[****************]                          [*************]
[****************]                          [*********************************]
[***********]                               [**************************]
[***********]                               [****************************]
[*************]                             [***********************]

[********]
[***************]                           [**********************]
[****************]                          [*********************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[************]                      [***********************************]
[**************]                    [*****************************************]
[*************]                     [**************************************]
[******************************************************************************
******************]

As used in this Article, Year 1 for each Satellite equals the twelve (12) month period beginning on the first day of the Orbital Incentives Performance Period applicable to each Satellite, and each subsequent year equals a subsequent twelve month period. To the extent that payments are made or adjusted based upon future predicted performance of the Satellite and actual performance varies, future Orbital Performance Incentives payments shall be adjusted (up or down) and, if beyond the amounts of such Incentives still due, refunds will be made to reflect what should have been paid (based upon then current actual performance), plus interest (from the party who previously benefited from the miscalculation) at the rate which is reflected in the Orbital Performance Incentives payment schedule.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************************]

[*****************************************************************************]
           [********************************************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*****************************************************]
[***************]          [************************]
[************]                      [***************************]
[************]                      [***************************]
[************]                      [***************************]
[***************]          [***************************]
         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]
                                     [*******************************]

[*****]                    [******************************]
                           [******************************]

[*****]                    [******************************]
                           [******************************]

[*****]                    [******************************]
                           [******************************]

[*****]                    [******************************]
                           [******************************]

[*****]                    [******************************]
                           [******************************]








[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                               [***********************]

[******]                   [*******************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******]                   [******************************]
                           [******************************]

[******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
******************************************************************************]

Nothing herein shall be deemed to require Purchaser to operate the Satellites in any non-standard fashion that increases risk of loss of operations in any respect nor shall any calculations made under this Article 14 be based upon such operations.

14.1.4   Prepayment by Purchaser

Purchaser may prepay any amount due under this Article 14 without penalty. If Purchaser prepays the Orbital Performance Incentives upon completion of IOT, the total amount of such prepaid Incentives shall equal [************************** ************************] plus any additional amounts payable pursuant to
Article 8), reduced on a pro rata basis to reflect any Satellite or individual Transponders that are not performing in accordance with the specifications set forth in Exhibit B or Exhibit B-1, as applicable or are predicted not to perform through the end of the Orbital Performance Incentive Period. If Purchaser prepays the Orbital Performance Incentives (in whole or in part) at any other time, (i) the amount of such prepayment shall be based upon the number of Transponders then performing in accordance with the specifications set forth in Exhibit B or Exhibit B-1, as applicable, and the predicted life of the specific Satellite, and (ii) the amount of such prepayment and any remaining Orbital Performance Incentives shall be recalculated to reflect the interest element that is reflected in the payment plan specified above. Any amounts prepaid by Purchaser



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

under this Article 14.1.4 shall be subject to repayment by Contractor pursuant to Article 15.

In the event that a Transponder is not performing in accordance with the specifications set forth in Exhibit B or Exhibit B-1, as applicable, on the date of a prepayment by Purchaser but subsequently begins performing in accordance with such specifications (a "Resurrected Transponder"), the amounts due hereunder shall be re-calculated to reflect the remaining life of such Resurrected Transponder. Any additional payment shall be added to the then-remaining Orbital Performance Incentives and prepaid or, if such Incentives are not prepaid in full by Purchaser, shall be payable in equal monthly installments (with imputed interest at the applicable rate specified above) during the remaining Orbital Performance Incentive Period for the applicable Satellite, subject to its continued performance in accordance with Exhibit B or Exhibit B-1, as applicable.

14.1.5   Failures that Do Not Result in a Material Impact on Purchaser

If a failure to meet specifications does not result in any material impact on Purchaser, Purchaser agrees to give reasonable consideration to a partial credit for any loss of Transponders.

14.1.6   Examples

Examples of the application of Orbital Performance Incentives are shown in Attachment B to this Contract.

14.2     Launch Vehicle Failures

For any Satellite that is rendered inoperative because of a Launch Vehicle failure or failure of the Launch Vehicle to place the Satellite in its geostationary transfer orbit



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

(GTO) location through no fault of Contractor, Contractor shall receive and be entitled to retain all associated Orbital Incentives otherwise payable under
Article 14.1.

14.3     On-Board Redundancy

The use of any Satellite on-board redundancy to maintain service shall not in and of itself be deemed to constitute less than satisfactory operation under this Article 14, and use of such redundancy shall be deemed normal operating procedure so long as Exhibit B or Exhibit B-1, as applicable, as amended by
Article 10.4, is met by such Satellite.

14.4     Orbital Storage

If Purchaser places a Satellite in Orbital Storage, Contractor shall continue to earn Orbital Performance Incentives at the same daily rate as Contractor was earning prior to the Satellite being placed in Orbital Storage for the balance of the Orbital Performance Incentive Period. If a Satellite is returned to service following a period of Orbital Storage, the daily Orbital Performance Incentive amount shall be earned based on the performance of the Satellite consistent with Article 14.1 hereof.

14.5     Temporary Outages

For purposes of determining whether Contractor has earned an Orbital Performance Incentive for any Transponder on any day, in the event that a Transponder fails to perform in accordance with Exhibit B, as amended by Article 10.4, for a period of time in excess of thirty (30) seconds during in-orbit operation, Contractor shall forfeit the daily amount of Orbital Performance Incentive for each Transponder and each day in which such outage occurs. At such time as the Transponder resumes operation in accordance with Exhibit B Contractor shall resume earning Orbital Performance Incentives at the appropriate daily rate, beginning the next day following the day in



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

which the outage occurred, for each day in which the Transponder functions in accordance with Exhibit B with no outages in excess of thirty (30) seconds. The foregoing notwithstanding, a Transponder shall not be deemed to be performing in accordance with Exhibit B and shall not earn Orbital Performance Incentives with respect to its operation if it suffers a continuing, but intermittent failure that materially reduces its commercial value.

14.6     Purchaser's Change to Inclined Orbit Operation

If, during the Orbital Performance Incentive Period for each Satellite, Purchaser changes the mode of operation of the Satellite to inclined orbit operation, Contractor shall be entitled to earn the Orbital Performance Incentives at the same daily rate as Contractor was earning prior to the date of such change for the life of the Satellite(s) as it would have existed had the Satellite(s) not been placed in such an orbit. The change to inclined orbit operation shall not extend the Orbital Performance Incentive Period.

14.7     Satellite Failure

Upon the occurrence of a Satellite Failure, Contractor shall not be entitled to earn Orbital Performance Incentives, and shall have no claim against Purchaser regarding such Orbital Performance Incentives. Any unearned amount of the Orbital Performance Incentives as of the date of Satellite Failure shall be returned to Purchaser as a Warranty Payback in accordance with Article 15 hereof.









Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

14.8     Payments

Any amount payable to Contractor under this Article 14 shall be paid pursuant to
Article 14.1 above and in accordance with Article 5 hereof.

14.9     Purchaser Operation of the Satellites

If, because of an act or omission on the part of Purchaser or Purchaser's representatives, consultants or subcontractors (which for this Article shall not be deemed to include Contractor or its representatives, consultants or subcontractors or any other act or omission taken in accordance with the Satellite Orbital Operations Handbooks (SOOH) pursuant to Exhibit A, Annex 1, or other instructions provided by Contractor in the operation of, testing of, or communication with a Satellite) a Satellite operates in a manner that is not in accordance with Exhibit B or Exhibit B-1, including any full or partial circuit failures, loss of power or increased thermal constraints, as applicable, Contractor shall continue to earn Orbital Performance Incentives at the same rate as determined prior to the occurrence of the degraded performance caused by Purchaser, or Purchaser's representatives, consultants or subcontractors for the remaining period of the Orbital Performance Incentive Period, subject to any reduction in the Orbital Performance Incentives resulting from subsequent operation of a Satellite not in accordance with Exhibit B or Exhibit B-1, as applicable, as amended per Article 10.4, for reasons other than the act or omission of Purchaser or Purchaser's representatives, consultants or subcontractors. Further, Contractor shall not have liability under this Agreement for [*********************] or payments under Article 14.3A for full or partial circuit failures or other power or thermal problems to the extent that they are caused by



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

such act or omission of Purchaser or its representatives, consultants or subcontractors, and relevant calculations under these provisions shall be made accordingly.

14.10    Access to In-Orbit Data and Measurements

Even if Contractor is not providing Operations Services for the life of each Satellite, Contractor shall have access to each Satellite's data records, as reasonably requested, necessary to ascertain Satellite performance conditions. All measurements, computations and analyses performed to determine whether a reduction in the Orbital Performance Incentive amounts earned by Contractor is warranted shall be made with good engineering practice applying standards applicable in the aerospace industry.

14.11    Insurance

Contractor shall not seek to bind insurance in connection with the Launch of a Satellite.

[**********************************************************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
********]

[**********************************************************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************]

ARTICLE 15        WARRANTY PAYBACK

Purchaser may invoice Contractor no more frequently than monthly for Warranty Paybacks that become payable under Article 14 hereof, which may include all advance payments for Transponder(s) that do not currently perform in accordance with Exhibit B or Exhibit B-1, as applicable. Contractor shall pay Purchaser Warranty Payback payments within thirty (30) days after receipt of Purchaser's invoice for such Warranty Payback payments. In the event that Contractor does not make Warranty Payback payments within the thirty (30) day period set forth in the preceding sentence, Contractor shall pay Purchaser interest at a rate of [**********************] per annum on the unpaid balance until such time as payment is made by Contractor.

ARTICLE 16        WARRANTY

16.1     Terms and Period of Warranty

Contractor warrants that any Satellite Delivered by Contractor under this Contract shall



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

be free from any defects in material or workmanship and shall perform in accordance with Exhibit B or Exhibit B-1, as applicable, in every respect, up to Launch.

        [**********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***********************************************]

         [*********************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************]

     Contractor warrants that the Deliverable Items other than Satellites (i.e., encryption keys) shall perform in accordance with Exhibit B or B-1, as applicable, and other requirements of this Contract, and will be free from defects in materials and workmanship for a period of [*************] after the date of Acceptance. NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING A WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, SHALL APPLY TO DELIVERABLE ITEM(S) PROVIDED HEREUNDER.

16.2     Repair or Replacement and Support Obligations

16.2.1   Deliverable Items Other than Satellites

With respect to Deliverable Items other than Satellites (i.e., encryption keys), during the [*************] warranty period, any defect discovered by Purchaser shall be remedied by Contractor at Contractor's expense by repair or replacement of the defective



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

component at Contractor's election. Contractor shall determine if repair or replacement is required to be performed at Contractor's plant. Purchaser shall ship to Contractor's designated facility any defective encryption key requiring repair and replacement. Contractor shall be responsible for the cost of shipment (including any taxes, duties) for defective encryption keys shipped to Contractor, and the cost of shipment for return of repaired or replacement keys shipped to Purchaser. Title and risk of loss for defective keys shall transfer to Contractor upon delivery of such Deliverable Items to the shipping carrier by Purchaser, and title and risk of loss shall transfer back to Purchaser for returned repaired or replacement keys upon receipt of such equipment by Purchaser.

16.2.2 TT&C Support Obligations

Even if the Contractor does not provide Operations Services for a Satellite, Contractor's obligations over the life of each Satellite shall include, without charge, the following:

         (a) 24-hours/day, 7-days/week, availability of trained technicians to consult with Purchaser in the event of TT&C equipment failures or performance anomalies; and,

         (b) TT&C software maintenance, updates, and error corrections. All such support shall be supplied in accordance with reasonable standards of care and diligence applicable in the aerospace industry.

16.2.3 Launched Satellites

At Purchaser's request, Contractor shall investigate any Satellite Anomaly in a Launched Satellite and use its best efforts to correct such Satellite Anomaly. Purchaser shall provide or give access to any data Contractor may reasonably require for investigation and/or correction of any Satellite Anomaly. Further, Purchaser shall grant

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

reasonable access to ground stations and the Satellite as Contractor might require for investigation and/or correction of any Satellite Anomaly. EXCEPT AS PROVIDED IN ARTICLE 48.1, CONTRACTOR SHALL HAVE NO LIABILITY TO PURCHASER OR THIRD PARTIES ARISING FROM ANY ASSISTANCE PROVIDED HEREUNDER FOR LAUNCHED SATELLITE(S), REGARDLESS OF CAUSE OR LEGAL THEORY INCLUDING NEGLIGENCE.

16.3     Non-Warranty Issues (For other than Satellites)

With respect to Deliverable Items other than Satellites (i.e., encryption keys), the warranty under this Article 16 shall not apply if adjustment, repair, or parts replacement is required because of accident, unusual physical or electrical stress, negligence, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by other than Contractor, or causes other than ordinary use. Further, the warranty is contingent upon Contractor being given access, if required, to delivered equipment at Purchaser's facility in order to effect any repair and/or replacement. If the defect is not covered by the warranty, Purchaser shall pay Contractor the cost of repairs or replacement, transportation charges, and [*********] Such repair costs shall be invoiced to Purchaser pursuant to the provisions of Article 5 hereof.





[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 17        FORCE MAJEURE

17.1     Definition

Except as specified in Article 22 with respect to strikes, lockouts, or other industrial disputes involving Contractor and/or its affiliates, neither Party shall be responsible for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Force Majeure shall mean (1) acts of god; (2) acts of a public enemy; (3) acts of the Government in its sovereign capacity; (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes or typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions, strikes, lockouts or other industrial disputes, sabotage, riot, embargoes; and (7) other unforeseen and extraordinary events, which in every case (causes (1) through (7)), are beyond the reasonable control and without fault or negligence of either Party and its suppliers and subcontractors. Upon the occurrence of Force Majeure, an equitable adjustment shall be negotiated in the schedule and other affected portions of this Contract.

17.2     Notification

If the performance of this Contract is prevented, restricted or interfered with by reason of Force Majeure, (i) the Party whose performance is prevented, restricted or interfered with shall give prompt written notice to the other Party of the onset, and again at the termination, of a Force Majeure event, and, to the extent that such enumerated condition was beyond the control of such Party, such Party shall be excused from performance to the extent delayed or prevented by Force Majeure; provided, however, that the Party whose performance is prevented or delayed shall take all reasonable steps to avoid, minimize or remove such causes of nonperformance, including without limitation taking all reasonable steps to obtain alternative sources of supplies,



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

components and raw materials, and shall continue performance whenever and to the extent such causes are removed.

17.3     Remedy Period/Termination

If it is determined that Delivery of any Satellite hereunder is extended for more than [*****************************************************] due to a Force
Majeure event or if the nature of the Force Majeure event makes it clearly ascertainable that such a delay will occur, either Party shall have the right to terminate any portion of this Contract covering or affected by the delayed performance of the other Party, (e.g., if the construction of only one Satellite has been delayed, only the portion of this Contract pertaining to such Satellite (including Deliverable Items pertaining to such Satellite) would be terminated) and upon such termination, the rights, obligations and liabilities of all Parties with respect to such portion of this contract shall thereupon terminate, except as specified in Article 48.13. In the event of a termination pursuant to this Article 17, Contractor shall refund to Purchaser all payments made by Purchaser to Contractor for the terminated items.

ARTICLE 18        PURCHASER DELAY OF WORK

If the performance of all or any part of the work required by this Contract is delayed or interrupted (except for Force Majeure) by Purchaser's failure to perform its contractual obligations within the time specified in this Contract or within a reasonable time if no time is specified, or an act by Purchaser that unreasonably interferes with Contractor's performance of its obligations under this Contract, this Contract shall be equitably



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

adjusted in the Contract price, performance requirements, schedule, and/or any other affected terms of this Contract.

ARTICLE 19        PATENT INDEMNITY

19.1     Indemnification

Subject to the limitations of Article 48.1 hereof, Contractor, at its own expense, shall defend, indemnify, and hold harmless Purchaser, and its respective officers and directors, or any of them, from and against any claim or suit based on an allegation that the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item infringes letters patent, copyright, mask work, trademark, service mark, trade name or other intellectual property rights (collectively, "Intellectual Property Claim(s)") and shall pay any royalties and other losses, damages (increased, actual or statutory), liabilities, costs (including court costs and reasonable attorneys fees) related to or resulting from such Intellectual Property Claim; provided that Purchaser promptly notifies Contractor in writing of any such Intellectual Property Claim and gives Contractor authority and such assistance and information requested by Contractor as is available to Purchaser for the defense of such Intellectual Property Claim. Contractor shall also defend, indemnify, and hold harmless Purchaser's customers to the same extent as Purchaser as specified in this Article 19, but only to the extent that the claim or suit against Purchaser's customer(s) arises from the same underlying Intellectual Property Claim(s) that is brought or joined against Purchaser, and is brought before a U.S. court or tribunal.

19.2     Infringing Equipment

If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Property Claim or is otherwise prohibited, Contractor shall (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Purchaser the right to use the infringing item or (iii) modify the infringing item so that it becomes noninfringing while remaining in compliance with Exhibit B or Exhibit B-1, as applicable, as amended per Article 10.4, in all respects. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Purchaser shall have right to terminate this Contract, return to Contractor the Satellite(s) (in space, with respect to an in-orbit Satellite) and receive a refund of the price of such Satellite(s) (less a straight line allowance for depreciation over fifteen (15) years (or fourteen (14) years where applicable) of anticipated useful life).

19.3     Combinations and Modifications

Contractor shall have no liability under this Article 19 for any Intellectual Property Claim arising solely from (i) use of Deliverable Items in combination with other items, unless Contractor sold, made or specifically recommended them as a combination, or the specific combination would be necessary for use of the Deliverable Item in the normal course of events in connection with the use of Deliverable Items or (ii) modifications of Deliverable Items after Delivery, unless Contractor made or specifically recommended the modification, or the modification constitutes normal repair, replacement or implementation of Contractor provided options and enhancements for the Deliverable Items sold hereunder provided that, Contractor shall inform Purchaser, after reasonable investigation of any Intellectual Property Claim that would be likely to arise as a result of any combination or modification contemplated by Purchaser that would constitute an exception under this Article 19.3.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 20        INDEMNITY - PERSONAL INJURY/PROPERTY DAMAGE

20.1     Contractor's Indemnification of Purchaser

Subject to Article 48.1 hereof, Contractor shall defend, indemnify, and hold harmless Purchaser from any loss, damage, claim, liability, cost, and expense (including court costs and reasonable attorneys' fees) (collectively "Damages") caused by, relating to or arising from third party claims for personal injury or third party property damage (including claims arising out of Contractor's relationships with its employees, suppliers, subcontractors, agents and consultants) resulting or related to (i) Contractor's material misrepresentation, breach of warranty or covenant, default, nonfulfillment of Contractor's obligations under this Contract or (ii) any negligent act or omission or willful misconduct of Contractor.

20.2     Purchaser's Indemnification of Contractor

Subject to Article 48.1 hereof, Purchaser shall defend, indemnify, and hold harmless Contractor from any Damages caused by, relating to or arising from third party claims for personal injury or third party property damage (including claims arising out of Purchaser's relationships with its employees, suppliers, subcontractors, agents and consultants) resulting or related to (i) Purchaser's material misrepresentation, breach of warranty or covenant, default, nonfulfillment of Purchaser's obligations under this Contract or (ii) any negligent act or omission or willful misconduct of Purchaser.








Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 21        TERMINATION FOR CONVENIENCE

21.1     Reimbursement of Contractor

Purchaser may terminate this Contract prior to Acceptance of any Deliverable Item without cause, in whole or in part, by giving Contractor written notice. In the event of such termination, Contractor will cease work as directed in the termination notice. Contractor shall submit its claim for the work performed in connection with the terminated portion of this Contract, and for its termination costs, plus a reasonable profit as provided in items (a) through (e) of this
Article 21.1. Except as otherwise set forth in Article 21.4 hereto, if Purchaser terminates this Contract, in whole or in part, pursuant to this Article 21.1, Contractor may provide an invoice to Purchaser, and be paid at the termination settlement, for:

         a. Price for terminated Deliverable Items completed prior to the termination and accepted by Purchaser before or after termination for which payment had not been made by Purchaser.

         b. Actual out-of-pocket costs incurred by Contractor in performance of work on terminated Deliverable Items which have not been accepted by Purchaser.

         c. Actual out-of-pocket costs incurred by Contractor in completing the termination process.

         d. Actual out-of-pocket costs incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in connection with the termination; provided that Contractor shall use its best efforts to minimize such costs.

         e. Profit in the amount of [******************] for the sum of items (b), (c), and (d) above.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         f.       [************************************************************
************************************]

         g. Less, any amounts: (i) previously paid for terminated Deliverable Items, (ii) refunded or offset pursuant to Article 21.3, and (iii) the costs of Delivery, Launch Support Services, and Mission Operations Support Services for the terminated Satellite unless and to the extent that such costs have already been incurred.

In no event shall the amounts received by Contractor under this Article 21.1 exceed the Contract Price for the Deliverable Item(s) terminated, less the amounts specified in Article 21.1(g) above, nor the amounts specified in Attachment D (less amounts (i) previously paid and (ii) refunded or offset under Article 21.3), based on the time of termination.

21.2     Title Transfer and Disposition of Residual Property

In the event of a termination pursuant to this Article 21, a termination settlement shall be held at a mutually agreeable time and place no later than sixty (60) days after submission of the claim from Contractor. After completion of the termination settlement, Contractor may submit an invoice to Purchaser for payment. Prior to termination settlement, Contractor shall provide Purchaser with such documentation of costs set forth in Articles 21.1(b), (c), and (d) hereof as Purchaser may reasonably request. At termination settlement, Contractor shall transfer good and marketable title at Contractor's or subcontractor's plant to Purchaser for all Deliverable Items, free and clear of any claims, security interests, liens, and encumbrances and all other partially completed or incomplete Deliverable Items for which Contractor is entitled to payment under this Article 21 at the



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

time of the termination settlement. Notwithstanding the above, Purchaser may direct Contractor to dispose of any Deliverable Item (whether wholly or partially completed) or any other residual property resulting from termination under this Article 21 for the purpose of receiving a price refund or an offset against Contractor's termination claim. Upon receipt of such direction, Contractor shall, on a best efforts basis, attempt to sell the Deliverable Item (whether wholly or partially completed) or any other residual property and provide a refund to Purchaser or an offset against Contractor's termination claim, less any reasonable selling expenses.

21.3     Termination Liability

Notwithstanding any other provisions of this Article 21, in the event Purchaser terminates this Contract in full during the three (3) month period after EDC, Purchaser's liability for termination shall be limited to a forfeiture of the amounts paid (or already due) to Contractor on the date of termination subject to the maximum amount specified at the time of termination as specified in Attachment D. Any and all amounts paid by Purchaser to Contractor that are in excess of such amount shall be refunded by Contractor to Purchaser within ten
(10) days. After the three (3) month period described in the preceding sentence, upon Purchaser's request, Contractor shall prepare and promptly deliver to Purchaser an estimate of the cost of termination of this Contract pursuant to
Article 21.1 hereof, as the case may be.

ARTICLE 22        PENALTIES FOR LATE DELIVERY OF SATELLITES

22.1     Schedule Penalties for Satellites

If any of the three Satellites (PAS-6, PAS-7 or PAS-8) are not delivered pursuant to the Delivery Schedule (DS) specified in Article 3, unless the failure to Deliver is due to the



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Satellite being put into Ground Storage at Purchaser's request in accordance with Article 34, as applicable, and excluding delays due to Force Majeure events [*************************************************************************] or
a cause or causes attributable to Purchaser, and Contractor consequently cannot Deliver the Satellite for a scheduled and timely Launch by a ready and available Launch Agency, then Contractor shall pay Purchaser liquidated damages not to exceed, [**********************************************************************
*******************************************************************************
********************************************]

[*********************************]*

[**********************************]

[**********************************]
*For PAS-6, DS shall be deemed to be November 20, 1996 unless a later date has been designated by Purchaser.

22.2     Schedule Penalties for Additional Satellites

If an Additional Satellite, ordered in accordance with Article 41, as applicable, is not delivered pursuant to its applicable Delivery Schedule (DS) specified in Article 31.2 or 41.2, unless the failure to Deliver is due to the Satellite being put into Ground Storage at Purchaser's request in accordance with Article 34, as applicable, and excluding delays due to Force Majeure events [******************************************************************
*****************************] or a cause or causes attributable to Purchaser, and Contractor



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

consequently cannot Deliver the Satellite for a scheduled and timely Launch by a ready and available Launch Agency, then Contractor shall pay Purchaser liquidated damages not to exceed [*********************************************
***************************]

[******************************]
[***********************************]
[***************************************]
[*************************************]


22.3     Notification of Delays, Consequence

Contractor shall promptly notify Purchaser in the event that delays in construction or other events make it clearly ascertainable that a delay in the Delivery Schedule will occur and of a new predicted Delivery date. If at that time, based upon the information Purchaser has from the Launch Agency, a timely Launch would have been available but the Purchaser requests a delay in the Launch, the schedule penalties as set forth in Articles 21.2 and 22.2 shall apply.

ARTICLE 23        DEFAULT

23.1     Failure to Perform by Contractor

If Contractor (i) fails to deliver Deliverable Items or perform work under this Contract within the time frames specified herein (or any extension thereof approved in writing by Purchaser) or (ii) fails to prosecute work hereunder thereby endangering performance of this Contract, or (iii) fails to perform any other material provision of



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

this Contract, and in each case does not cure such failure within [***********] (or such longer period as authorized in writing by Purchaser) after receipt from Purchaser of written notice of such failure, Purchaser may terminate this Contract in whole or in part by written notice of default.

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**********]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********************************************************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*****************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

23.2     Termination Liability

In the event of termination pursuant to Article 23.1 hereof, for any Satellite that has not been Accepted by Purchaser, Purchaser shall be entitled to [*****
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
************************] In the event of any termination pursuant to Article
23.1 of this Contract that occurs after Purchaser has Accepted the Satellite in question, (i) Contractor shall be entitled [***********************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

performed; and (iii) Contractor shall, immediately upon termination of this Contract, transfer good and marketable title to the Delivered Satellite(s) and all other Deliverable Items (including those partially completed as provided above) associated with such Satellite to Purchaser, free and clear of any claims, security interests, liens, and encumbrances. If, after termination, it is finally determined by arbitration pursuant to Article 25 hereof that Contractor was not in default or that the default was excusable (i.e., due to Force Majeure, subject to Article 17 regarding termination for Force Majeure delays, or if Contractor's failure to perform was because of Purchaser Caused Delay), the rights and obligations of the Parties shall be the same as if termination had occurred under Article 21.

23.3     Contractor Termination

By giving written notice to Purchaser of its intention to do so, Contractor may terminate this Contract for Purchaser's failure to comply with any material provision of this Contract and such notice shall set forth which provision is being violated and a reasonably detailed explanation of the claimed failure to comply. Such termination shall become effective should Purchaser fail to correct such nonperformance within thirty (30) days (or such longer period as agreed to by Contractor) after receipt of such notice in writing from Contractor. In the event of termination pursuant to this Article 23.3, Contractor shall be paid as if the termination were for convenience pursuant to Article 21 hereof. If, after termination, it is finally determined by arbitration pursuant to Article 25 hereof that Purchaser was not in default, Contractor shall be liable to Purchaser for damages resulting from Contractor's wrongful termination of this Contract.

ARTICLE 24        RESERVED



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 25        ARBITRATION

The Parties shall use all reasonable efforts including, when necessary by making decision-making personnel available for direct discussion, to resolve any disputes that may arise under the Contract expeditiously by mutual agreement. Any disputes that may arise between the Parties with respect to performance of obligations or interpretation of this Contract, which cannot be settled by negotiation between the Parties themselves within a period of ninety (90) days, shall be submitted for settlement by arbitration to the American Arbitration Association ("AAA") in New York, New York, in accordance with the rules of conciliation and arbitration of the AAA. The arbitration shall be performed using three arbitrators, one of whom shall be selected by Contractor, one of whom shall be selected by Purchaser, and one of whom shall be selected by mutual agreement of the two arbitrators selected by the Parties or, if the two arbitrators cannot mutually agree on a third arbitrator, by the AAA. The arbitrators' decision shall be final and binding on the Parties. The Parties shall request and use all reasonable efforts to assist the arbitrators to reach a decision as soon as possible and in all events within ninety (90) days of the date that the matter is submitted to arbitration. In resolving any dispute, the arbitrators shall apply the laws of the State of California, excluding its conflict of laws rules, with respect to all matters, including the interpretation of the terms and conditions of this Contract. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator selected by it) and one-half (1/2) of the cost and expenses of the third arbitrator and any other costs and expenses of the arbitration. Each Party shall be permitted to obtain judicial enforcement of the arbitration decision, which may include an order directing specific performance. In addition, nothing in this Contract shall prevent either Party from seeking immediate equitable relief (without going to arbitration) in circumstances in which the other Party's failure to perform threatens a Party with irreparable harm or other injury for which the Contract offers no adequate remedy.




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 26        RESERVED

ARTICLE 27        RESERVED

ARTICLE 28        INTER-PARTY WAIVER OF LIABILITY

Contractor agrees to accept the inter-party waiver and related indemnity provisions required by Purchaser's applicable Launch Services Agreement for a Launch. Copies of these provisions shall be furnished to Contractor for review and acceptance prior to and upon execution of the Launch Services Agreement.

ARTICLE 29        MASS INCENTIVES

[*******************************************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*************************************]

[***************************************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
********************************************************]

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**************************]

[******************************************]
         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********]
         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*************************************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***********************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

         [*************]                    [***********************]
         [*************]                    [***********************]
         [*************]                    [***********************]
[******************************************************************************
***********************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************************]

         [*********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********************************************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 30        RESERVED

ARTICLE 31        RESERVED

ARTICLE 32        RESERVED

ARTICLE 33        RESERVED

ARTICLE 34        GROUND STORAGE OPTION

34.1     Exercise of Option

For the avoidance of doubt, nothing in this Article 34 shall limit Purchaser's right,[************************************************************************
*************************] Contract or otherwise specified in this Contract. Prior to shipment of a Satellite to the Launch Site, Purchaser, at its option to be exercised in writing no later than three (3) months prior to the scheduled Delivery date of a Satellite, may direct Contractor to store a Satellite for a period of up to eighteen (18) months after Acceptance of the Satellite. Refer to
Article 34.9 for storage beyond 18 months.

34.1.1. Purchaser, at its option to be exercised in writing subsequent to three
(3) months prior to the scheduled Delivery date of a Satellite up to the date the Satellite is Launched, may elect storage of a Satellite. Contractor shall be entitled (in addition to the usual charges specified in this Article 34) to be reimbursed for any additional costs



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

which Contractor would not have incurred if Purchaser had given three (3) months notice, plus a [**************************]

34.2     Storage Location

Ground Storage shall be performed at a Contractor controlled facility and shall be conducted in accordance with the Satellite Storage Plan delivered to Purchaser pursuant to Exhibit A, Statement of Work.

34.3     Storage Prices

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*************************************************]
[*************]            [********]
[*************]            [****]
[**************]           [***************************]
[**************]           [***************************]


[******************************************************************************
***********************************************]

[******************************************************************************
*****************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************************]

34.4     Payments

If this option is exercised, the payment schedule shall be as follows: the first monthly payment for the storage of PAS-6, shall be due thirty (30) days after the Satellite is stored and will continue monthly while the Satellite is stored. The final payment for reverification testing [********************************* ****************************************] after Purchaser's receipt of
Contractor's invoice for such testing via wire transfer as set forth in Article 5, PAYMENTS. In addition, within [**************] of a Satellites scheduled Delivery date in effect at time of option exercise for storage, Purchaser shall pay Contractor the applicable IOT Payment for such Satellite(s).

34.5     Title and Risk of Loss

Title and risk of loss to a Satellite delivered for Ground Storage shall remain with Contractor at the storage site and notwithstanding the provisions of
Article 16 hereof, Contractor shall assume full responsibility for any loss or damage to a Satellite during Ground Storage.





[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

34.6     Notification of Intention to Launch a Previously Stored Satellite

Purchaser shall notify Contractor in writing that a Satellite in Ground Storage should be removed from Ground Storage and delivered to the Launch Site subject to the availability of a Launch Vehicle. Contractor shall ready the Satellite for Launch as soon as possible after such notice to coordinate with the availability of the Launch Vehicle.

34.7     Orbital Performance Incentives

In the event that Purchaser elects to exercise the Ground Storage option(s) provided for in this Article 34, after direction from Purchaser to place a Satellite in Ground Storage, Purchaser shall pay interest to Contractor at a rate of [****************************] per annum on the amount of Orbital Performance Incentives specified in Article 14.1.1 hereof from ninety (90) days after the Delivery date otherwise specified by Purchaser for the applicable Satellite through the period of Ground Storage. Following the completion of IOT of a previously stored Satellite, the provisions of Article 14 hereof shall apply to Contractor's right to be paid and earn Orbital Performance Incentives.

34.8     Stored Satellite Refurbishment

If Purchaser desires a Satellite to be stored for more than eighteen (18) months, Purchaser may notify Contractor of its desire to have such Satellite refurbished or to continue ground storage for up to [******************] Within sixty (60) days after receipt of Purchaser's notice electing refurbishment or continued ground storage, Contractor shall provide Purchaser with (i) a plan for refurbishment and a retest plan to recertify the Satellite as launch worthy or
(ii) a plan for continued ground



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

storage, in either case together with proposed adjustments to the applicable provisions of this Contract, all to be governed under Article 8 of this Contract, except that costs shall be subject to a [*******************] markup whether or not they are in excess of [****************].

34.9     Storage Period

Upon the conclusion of storage to be provided under this Contract for a particular Satellite and if there is no immediately available Launch, Contractor shall have no further responsibility for that Satellite and Purchaser shall provide Contractor with directions for delivery and disposition of the Satellite. Purchaser shall pay Contractor the full amount of Orbital Performance Incentives specified in Article 14 hereof, less the cost of Launch Support Services and Mission Operations Support Services for the particular Satellite unless and to the extent that such costs have already been incurred. Contractor shall transfer to Purchaser good and marketable title to the applicable Satellite, free and clear of any claims, security interests, liens and encumbrances.

34.10    Terms and Conditions

In the event that the options provided for under this Article 34 are exercised by Purchaser, the terms and conditions of this Contract shall be applicable to the services purchased pursuant to the options.

ARTICLE 35        RESERVED




[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 36        RESERVED

ARTICLE 37        RESERVED

ARTICLE 38        RESERVED

ARTICLE 39        RESERVED

[****************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*****************************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************]

ARTICLE 41        ADDITIONAL SATELLITE OPTION

41.1     Exercise of Option

Purchaser may, at its option which may be exercised at different times with all exercises to be made by August 1, 2000 may order Contractor to provide for up to two (2) Additional Satellites which shall conform to Exhibit B and/or Exhibit B-1, as applicable, except that changes may be made in orbital location, antenna coverage, frequencies (in the same band(s)) and associated technical parameters at the time of option exercise. Any other changes will be accomplished in accordance with Article 8.

41.2     Delivery Schedule

Delivery for services and/or equipment to be furnished under this option shall be twenty-one (21) months ARO per Satellite. Purchaser may specify a later Delivery date, but in no event may Purchaser specify a Delivery date that is later than six (6) additional months. Furthermore, in no event shall an Additional Satellite be Delivered earlier than three (3) months after the scheduled Delivery of any other Satellite ordered hereunder.





[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

41.3     Option Price

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***********************************************************************]
[*******************************************]
                           [******]
[******************************************************************************
**************************]
[******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************]

41.4     Reserved

41.5     Payment Plan

The Payment Plan for options provided in this Article 41 are provided in Attachment A.




[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

41.6     Terms and Conditions

Terms and conditions of this Contract shall remain the same, except as specified in this Article 41, including available options which may be exercised differently.

ARTICLE 42        DISCLOSURE AND HANDLING OF PROPRIETARY
                  INFORMATION

The Parties recognize that in the performance of obligations under this Contract, it may be necessary to exchange selected company proprietary, competition sensitive or trade secret information (hereinafter referred to as "Proprietary Information"). For this purpose, the Parties have executed a Non-Disclosure Agreement which is identified as, and attached to this Contract, as Attachment C. The confidentiality obligations imposed on the Parties with regard to data provided under this Contract shall survive the termination, for whatever reason, of this Contract in accordance with the requirements of Attachment C.

ARTICLE 43        RIGHTS IN DATA

43.1     Deliverable Data

Contractor and Purchaser shall each retain all rights, title and interest in any data of such Party utilized or developed by such Party during performance of this Contract, it being understood that a Party's use of the other Party's data shall not give the former Party any right, title, or interest in such data and that Purchaser shall have all right, title, and interest to the Deliverable Data under this Contract, subject to the Contractor's unlimited rights in such Deliverable Data to the extent that such Data is generic to Contractor. Purchaser agrees to treat the Deliverable Data, and both Parties agree to treat all data of the other Party marked confidential or proprietary, as "Proprietary Information" under Article 42.




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

43.2     Data Limitation

Nothing contained in this Article 43 shall require Contractor to provide any data beyond that set forth in Exhibit A.

ARTICLE 44        AUTHORITY OF PURCHASER REPRESENTATIVE

No request, notice, authorization, direction or order received by Contractor and issued either pursuant to an article of this Contract, to a provision of any document incorporated in this Contract by reference, or otherwise, shall be binding upon either Contractor or Purchaser, unless issued or confirmed in writing by Purchaser's authorized representative. Designations of authorized representatives (i) shall be in writing, signed by Purchaser's CEO, President, Executive Vice President, or Chief Technology Officer and (ii) shall define the scope and limitations of the authorized representatives' authorities. A copy of each such designation and of each modification or cancellation thereof, shall be furnished to Contractor. Contractor shall immediately notify, in writing, Purchaser or its authorized representative whenever a request, notice, authorization, direction or order has been received from a representative of Purchaser other than Purchaser's authorized representative, which, by the lack of authorization on the part of the issuing Purchaser's representative, would require an amendment to this Contract within the meaning of this Article 44, or an increase in the contract amount or amount allotted to this Contract, or which, but for such lack of authorization, would otherwise be the basis for a modification of the Statement of Work, delivery or performance schedule, price or any other terms and conditions of this Contract.




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 45        PUBLIC RELEASE OF INFORMATION

Within a reasonable time prior to the issuance of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the work performed hereunder by Contractor, a subcontractor or any employee or a consultant of either, Contractor shall obtain the written approval of Purchaser concerning the content and timing of such releases. Purchaser's approval will not be unreasonably delayed or denied.

ARTICLE 46        NOTICES

46.1     Written Notification

Any notice(s) or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized). Wherever one Party is required or permitted to give written notice to the other pursuant to this Contract, such notice(s) shall be deemed to be duly given on of actual receipt, irrespective of whether sent by post, cable, facsimile transmission (followed by mailing of a hard copy), overnight courier or other method and addressed as follows:

In the case of Purchaser:

PanAmSat International Systems, Inc.
One Pickwick Plaza
Greenwich, CT  06830
Attn: Fred Landman, President and CEO

   TELE No: (203) 622-6664
   FAX  No: (203) 861-8689



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Copy: Chief Technical Officer

   TELE No.:  (203) 622-6664
   FAX  No:   (203) 861-8690

                  and to

           General Counsel

   TELE No.:  (203) 622-6664
   FAX  No:   (203) 861-8683


and to:

Jonathan L. Wiener, Esq.
Goldberg, Godles, Wiener & Wright
1229 19th Street, N.W.
Washington, D.C.  20036

   TELE No: (202) 429-4900
   FAX  No: (202) 429-4912


In the case of Contractor:

Space Systems/Loral, Inc.
3825 Fabian Way
Palo Alto, CA  94303-4697
Attn: Karen C. Carissimi, Manager, Commercial Contracts

   TELE No:       (650) 852-5403
   FAX  No:       (650) 852-5377

Copy: Henry Chang
 Executive Director, PanAmSat Program

TELE No.:         (650) 852-6110




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

46.2     Change of Address

Either Party from time to time may change its notice address and/or the Parties to be notified by giving the other Party written notice (as provided above) of the new address and/or Parties and the date upon which the change shall become effective.

ARTICLE 47        STOP-WORK ORDER

47.1     Stop-Work Order

Purchaser may, at any time, by written order to Contractor, require Contractor to stop all, or any part, of the work called by this Contract for a period of ninety (90) days after the order is delivered to Contractor, and for any further period to which the Parties may agree. The order shall be specifically identified as a stop-work order issued under this Article 47 and the work to be stopped will also be identified. Upon receipt of the stop-work order, Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of stop-work order. If Purchaser anticipates the issuance of a stop-work order, Purchaser may so notify Contractor and, after receiving the requisite information concerning the anticipated length of delay and the work to be delayed, Contractor shall provide an estimate of the claim that would be asserted pursuant to Article 47.3 hereof.

47.2     Resumption of Work

If Purchaser cancels the stop-work order within a period of ninety (90) days after a stop-work order is delivered to Contractor, or within any extension of that period to which the Parties shall have agreed, Contractor shall resume work. In the event a stop-work order is issued under this Article 47 and the period of the order or any extension thereof expires, then Contractor shall resume work.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

47.3     Stop Work Order Claims

Purchaser shall make an equitable adjustment in the delivery schedule or contract price, or both and this Contract shall be modified, in writing, if the stop-work order results in an impact to the delivery schedule, or in Contractor's cost. Such adjustment shall include a [********] on such costs. Contractor shall assert its rights to an adjustment within sixty (60) days, or any extension to which the Parties have agreed, after the end of the period of work stoppage.

ARTICLE 48        GENERAL

48.1     Limitation of Liability

         a. NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER OR ANY ENTITIES CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL OF A PARTY, AND ITS RESPECTIVE OFFICERS AND DIRECTORS FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, (EXCLUDING ANY DAMAGES FOR WHICH CONTRACTOR BECOMES OBLIGATED TO INDEMNIFY PURCHASER PURSUANT TO ARTICLE 19 WHICH DAMAGES ARE FOR INTELLECTUAL PROPERTY CLAIMS TO COMPENSATE CLAIMANT FOR THE VALUE OF THE USE OF INTELLECTUAL PROPERTY AT ISSUE, INCLUDING LOST ROYALTIES OR LICENSE FEES), ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

OF ANY DELIVERABLE ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES OR ANY OTHER LEGAL THEORY, UNLESS SUCH ACT OR OMISSION ARISES FROM THE NON-CLAIMING PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. PURCHASER AGREES THAT ITS SOLE REMEDIES AGAINST CONTRACTOR ARISING UNDER OR RELATED TO THIS CONTRACT AND BASED ON A SATELLITE FAILURE OR OTHER LOSS OF OR DAMAGE TO A SATELLITE AFTER THE SATELLITE IS LAUNCHED ARE SET FORTH IN ARTICLES 8.6, 14 AND 15 PROVIDED, HOWEVER, IF A SATELLITE FAILURE OR OTHER LOSS OF OR DAMAGE TO THE SATELLITE AFTER LAUNCH IS CAUSED SOLELY OR SUBSTANTIALLY BY CONTRACTOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN PERFORMING LAUNCH SUPPORT SERVICES OR MISSION OPERATIONS SUPPORT SERVICES, OR IOT, OR POST IOT OPERATIONS SERVICES PROVIDED PURSUANT TO THE OPERATIONS SERVICES AGREEMENT, THE PURCHASER SHALL BE ENTITLED TO DAMAGES UP TO A CEILING OF [********************************] PER SATELLITE, EXCEPT THAT SUCH CEILING SHALL NOT APPLY IF CONTRACTOR IS IN VIOLATION OF ARTICLE 40 (THIS CAP DOES NOT APPLY TO THE LOSS OF ANY IN-ORBIT INCENTIVES PURSUANT TO ARTICLE 14 OR REDUCTIONS IN PRICE UNDER ARTICLE 29). PURCHASER FURTHER AGREES TO OBTAIN FROM ITS SATELLITE LAUNCH AND LIFE INSURERS A WAIVER OF SUBROGATION AGAINST CONTRACTOR AND ITS SUBCONTRACTORS AND SUPPLIERS OF ANY TIER WITH RESPECT TO




[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

CONTRACTOR'S OBLIGATIONS UNDER THIS CONTRACT. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS ARTICLE 48.1 SHALL OPERATE TO LIMIT EITHER PARTY'S RIGHTS OR OBLIGATIONS UNDER ARTICLES 19 AND 28 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

48.2     Binding Effect; Assignment

This Contract shall be binding on and inure to the benefit of the Parties and their respective successors and assigns. Except as otherwise provided in this Contract, this Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party; provided that such approval shall not be unreasonably withheld, conditioned or delayed and provided further that this Article 48.2 does not restrict Contractor from utilizing subsidiaries, its other divisions or stockholder companies to manufacture subsystems or components of the Satellites or other Deliverable Items, nor does it restrict Purchaser from assigning this Contract to an entity that, directly or indirectly, controls, is controlled by or is under common control with Purchaser. Either Party may assign in their respective rights hereunder to lenders that provide financing for the performance by such Party under this Contract. In the event either Party is sold to or merged into another company, its responsibilities under this Contract shall not be altered and the successor shall become liable for performance of this Contract. Purchaser may transfer and/or direct Contractor to transfer title to any Deliverable Item to a third party designee; provided that Purchaser shall arrange with the third party designee to execute a Non-Disclosure Agreement directly with Contractor that is substantially the same as the Non-Disclosure Agreement attached to this Contract as Attachment C and provided further that in no event shall such a designation release Purchaser from its obligations hereunder (unless otherwise



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

provided in this Article 48.2). Purchaser may assign any obligation of Purchaser relating to the operation of a Satellite after Delivery, provided that, in order for Purchaser to be released from ultimate responsibility for the performance of such obligation, the Contractor must approve the assignment, not to be unreasonably withheld, conditioned, or delayed, or the recipient of the assignment must, itself or through a common controlled entity, be the holder of the FCC authorization to operate such Satellite. In the event of any assignment by Purchaser which is permitted by the terms of this Article 48.2, (i) each and every reference to "Purchaser" hereunder with respect to such assigned rights and obligations shall be deemed a reference to such permitted assignee and (ii) PanAmSat International Systems, Inc., as Purchaser hereunder, shall be released from all liabilities and obligations under this Contract.

48.3     Severability

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

48.4     Waiver

No delay or omission by either Party to exercise any right or power shall impair any such right or power or be construed to be a waiver thereof. No payment of money by any person or entity shall be construed as a waiver of any right or power under this Contract. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other or any breach thereof shall not be construed to be a waiver of



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

any succeeding breach thereof or of any other covenant, condition or contract herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such change, waiver or discharge is sought to be enforced.

48.5     Gender; Captions

As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Contract.

48.6     Relationships of the Parties

It is expressly understood that Contractor, on the one hand, and Purchaser, on the other hand, intend by this Contract to establish the relationship of independent contractors, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership between them or their respective successors in interests. Neither Contractor, on the one hand, nor Purchaser, on the other hand, shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, nor to act or purport to act as the agent or the legally empowered representative of the other Party hereto for any purpose whatsoever.

48.7     Entire Agreement

This Contract, including all Exhibits and Attachments hereto, and the Operations Services Agreement represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, supersedes all prior



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

negotiations and agreements with respect to the subject matter hereof, and can be modified, amended, supplemented or changed only by an agreement in writing which makes specific reference to this Contract and which is signed by both Contractor and Purchaser.

48.8     Standard of Conduct

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

48.9     Construction

This Contract, the Attachments and Exhibits hereto have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor or against either Party.

48.10    "Including"

Whenever the terms "including" or "include" are used in this Contract in connection with a list of items within a particular classification (whether or not the term is followed by the phrase "but not limited to" or words of similar effect), that list shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on, or an exclusive list of, the items within that classification.

48.11    Counterparts

This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

48.12    Applicable Law

This Contract shall be interpreted, construed, and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of California without reference to its conflict of laws rules.

48.13    Survival

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract which (i) the Parties have expressly agreed shall survive any such termination or expiration, including the obligations in Articles 4, 15, 16, 19, 20, 28, and 43 or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

ARTICLE 49        ATTACHMENTS

The following Attachments are incorporated in this Contract:
         Attachment        A        Payment Plans
                           B        Orbital Performance Incentive Calculations
                           C        Non-Disclosure Agreement
                           D        Termination Liability Schedule
                           [****************************************]
                           [****************************************]






[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

ARTICLE 50        ORDER OF PRECEDENCE

In the event of conflict between the Contract and the Exhibits thereto, the following order of decreasing precedence shall follow:
                           o    Contract, excluding Exhibits
                           o    EXHIBIT A
                           o    EXHIBIT B and EXHIBIT B-1
                           o    EXHIBIT C
                           o    EXHIBIT D
IN WITNESS THEREOF, the Parties have executed this Contract as of the date specified in the PREAMBLE to this Contract.

PANAMSAT INTERNATIONAL SYSTEMS, INC.



By:
     ----------------------------------
Name:   Frederick A. Landman

Title:  President and Chief Executive Officer




SPACE SYSTEMS/LORAL, INC.



By:
     ----------------------------------
Name:   C. Patrick DeWitt

Title:  Executive Vice President, Business




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT A

Payment Plan for PAS-6


Date                                                     Amount
----                                                     ------

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[**********************]                                 [***************]

[*************************************]                  [***************]
[********************************]
[***********************************]

[********************************]                       [***************]
[***********************************]

[***************************]      [************]        [*****************]

                                                [*****************************]




[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

PAYMENT PLAN FOR PAS-7



Payment                          Date                         Amount
-------                          ----                         ------
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[***************]           [***************]                 [***************]
[*****]                                                       [***************]
[***************]                                             [***************]
                                                              -----------------
[***************]                                             [***************]

[******************************************************]

[*************************************]






[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

PAYMENT PLAN FOR PAS-8


Payment                          Date                       Amount
-------                          ----                       ------
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]          [***************]                [***************]
[***************]              [*****]                      [***************]
[*****]                                                     [***************]
[***************]                                           [***************]
                                                            -----------------
[***************]                                           [***************]

[************************************************************]

[**********************************************]






[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                             Payment Plan for Price
                                   Article 41
                              Additional Satellites

                                            All Ku-band Hybrid
                                            21-Month Del.     21-Month Del.
Time Payments                                  Price*            Price*
-------------                               ---------------------------------

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[******]                                    [************]    [*************]

[*********************************]         [************]    [*************]
[**************************]
[****************************]

[**********************************]        [************]    [*************]
                                            ----------------------------------
[*******************************]


[***************************]               [************]    [*************]


[******************************************************************************
*************************************]

[**********************************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT B




                   ORBITAL PERFORMANCE INCENTIVE CALCULATIONS




[***...Twelve (12) pages of text have been redacted and are being filed separately with the Commission pursuant to a request for confidential treatment...***]




















Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT C

                            NON-DISCLOSURE AGREEMENT


THIS AGREEMENT is made and entered into as of this 12th day of October, 1994, by and between PanAmSat Corporation("PanAmSat") and Space Systems/Loral, Inc. ("SS/L") in connection with that certain Contract for PanAmSat Program (the "Satellite Agreement") by and between the parties and dated the same date as this Agreement.

                                   WITNESSETH:

1. Acknowledgment of CONFIDENTIAL INFORMATION. PanAmSat and SS/L (the "Parties") acknowledge and agree that a Party's CONFIDENTIAL INFORMATION is claimed to be proprietary to and a valuable trade secret of that Party and that any unauthorized use thereof may cause irreparable harm, and loss to such Party. "CONFIDENTIAL INFORMATION" means all information, documentation, terms, conditions, and compensation arrangements disclosed in writing, or made available by one party to the other, which is clearly marked as being confidential or proprietary, including, but not limited to, proposal data, business, present, and future plans, present and future products, and policies of each Party.

"CONFIDENTIAL INFORMATION" does not include information or documentation which
(1) was acquired by a Party before the contemplated discussions and when such Party was under no obligation to keep such information confidential; (2) is or becomes publicly known through no wrongful act of a Party hereto; (3) is received from a third person or entity who is legally entitled to possession of such information; or (4) was given orally, unless it is so designated at the time of disclosure and is summarized and identified as such in writing within thirty (30) days after disclosure.

2. Obligations of Nondisclosure. In consideration of the disclosure to each other of CONFIDENTIAL INFORMATION, the Parties agree to treat such CONFIDENTIAL INFORMATION in the same manner and degree of care as it would its own CONFIDENTIAL INFORMATION of like importance, and to undertake the following additional obligations with respect thereto:




Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

(a) to use CONFIDENTIAL INFORMATION only for the purposes of negotiation, performance and enforcement of either Party's contractual obligations; consulting with actual or potential partners, investors, or customers; legal compliance and obtaining necessary approvals from governmental agencies or organizations; establishing, operating, or maintaining any "Satellite" (as defined in the Satellite Agreement); or by PanAmSat to complete the construction of any partially built item that PanAmSat may secure upon termination of the Satellite Agreement ("Completion Contractors");

(b) not to copy, in whole or in part, CONFIDENTIAL INFORMATION except as required to review such information or to achieve the purposes described in paragraph (a);

(c) to limit dissemination of CONFIDENTIAL INFORMATION to:

(i) on a confidential basis, to those of each Party's employees, officers, and directors, and each Party's legal consultants who have a need to know to perform the limited tasks set forth in item (a) above; and

(ii) a Party's engineering consultants, affiliates, accountants, and actual or prospective partners, launch companies, TT&C providers, Completion Contractor(s), insurance agents and insurers, investors, and customers as the case may be provided that, in such cases referred to in this Article 2(c)(ii), a Party shall obtain written agreement to the terms hereof or comparable terms of non-disclosure prior to any disclosure; and

(iii) governmental entities, including without limitation, the SEC and the FCC, and other entities who require information for frequency coordination and related activities provided that, in such cases, a Party shall take all reasonable steps to seek confidential treatment for such portion of the CONFIDENTIAL INFORMATION as may be exempt from public disclosure under the rules of such entity.






Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

(e) upon the end of life of the last Satellite to be constructed under the Satellite Agreement (including by a "Completion Contractor"), to return or destroy any written CONFIDENTIAL INFORMATION (excluding contract material, Deliverable Data or other information reasonably required to be held for record purposes) in such Party's possession, including all copies and records thereof, to the disclosing party upon request.

3. Survival. The restrictions and obligations of Paragraph 2 of this Agreement shall survive any expiration, termination or cancellation of this Agreement or of any other agreement between the Parties, and shall continue to bind the parties, their successors, heirs and assigns, for a period of ten (10) years from the date hereof.

4. Legally Required Disclosure. If a Party or any of its representatives becomes legally compelled to disclose any of the CONFIDENTIAL INFORMATION, such Party agrees to provide the Party which provided the CONFIDENTIAL INFORMATION with prompt notice of such requirement and to cooperate with the Party which provided the CONFIDENTIAL INFORMATION in seeking to obtain a protective order or other arrangement pursuant to which the confidentiality of the portion of the CONFIDENTIAL INFORMATION as may be exempt from public disclosure under the applicable rules governing such disclosure is preserved. If such an order or arrangement is not obtained, the Party to which the CONFIDENTIAL INFORMATION is provided agrees that it and its representatives will disclose only that portion of the CONFIDENTIAL INFORMATION as is legally required.


5. Application of Satellite Agreement; Prior Agreement Superseded. The provisions of Article 48 of the Satellite Agreement (whether or not terminated prior to the expiration of this Agreement) shall apply, in context, to this Agreement. This Agreement supersedes the "Non-Disclosure Agreement" entered by and between the parties, dated September 13, 1994.







Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written.


PanAmSat CORPORATION



By:
     ----------------------------------
Name:   Fred Landman

Title:  President and CEO




SPACE SYSTEMS/LORAL, INC.



By:
     ----------------------------------
Name:   C. Patrick DeWitt

Title:  Vice President, Finance and Administration







Dist: SS/L Legal Office



Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT D


                Maximum Termination Liability Schedule For PAS-6




[******************************]























[***] Filed separately with the Commission pursuant to a request for confidential treatment.


Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Maximum Termination Liability Schedule for PAS-7 (Hybrid)
(Attachment D)

  Date                                              Amount*
  ----                                              -------
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]


   [**************************************************************************
   ********************************]







[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

Maximum Termination Liability Schedule for PAS-8 (Hybrid)

  Date                                             Amount*
  ----                                             -------
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]
   [*******************]                      [************]



   [**************************************************************************
   ********************************]








[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT E









[***...Twenty-one (21) pages of text have been redacted and are being filed separately with the Commission pursuant to a request for confidential treatment...***]


















Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.

                                                                  ATTACHMENT F


                    [**************************************]

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**********************]















[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Use or disclosure of the data contained on this page is subject to the restriction on the title page of this volume.